February 23, 1999


To Shareholders of the following series of the Exeter Fund:

     Small Cap Series
     International Series
     World Opportunities Series
     Global Fixed Income Series
     New York Tax Exempt Series
     Ohio Tax Exempt Series
     Diversified Tax Exempt Series

Dear Shareholder:

Enclosed are copies of the Annual Reports for each of the above Series of the Exeter Fund in which you owned shares as of December 31, 1998. The reports include information about the Series performance as well as portfolio listings as of that date.

If you owned shares of the International Series as of December 31, a copy of a supplement to the prospectus is also enclosed. Like the Small Cap Series and the World Opportunities Series, this Series of the Fund is now available for direct investment as well as with discretionary investment accounts. This supplement to the prospectus provides information regarding transactions for direct investors.

Please contact our Fund Services department at 1-800-466-3863 or your Client Consultant if you have any questions about your holdings in the Exeter Fund.

Sincerely,


/s/ Amy J. Williams
Amy J. Williams
Fund Services Manager

EXETER FUND, INC.
SMALL CAP SERIES

ANNUAL REPORT
DECEMBER 31, 1998

DEAR SHAREHOLDERS:

As a result of the economic environment during 1998, the Small Cap Series has underperformed over the year. Economic crises in Asian countries, the collapse of the Russian economy, and concerns over Latin America led to growing fears of a recession in the United States. Investors continued to put their investment assets in large blue-chip companies, hoping they will continue the extremely high returns of the past few years, despite their overvaluation. Within the small cap sector, investors turned to defensive stocks such as drug and food stores, pharmaceuticals, and utilities in search of safe havens. The Series is underweighted in these sectors, however, because valuations for these defensive stocks are quite high by historical standards and do not meet our investment criteria.

The fourth quarter of 1998 saw Asian crisis fears begin to dissipate, and both large company and small company stocks underwent a dramatic rebound during this period. With both large and small sectors of the market moving together, the extreme undervaluation of small cap stocks relative to the market leaders, the popular blue chip stocks, continued despite the rebound. As large capitalization and momentum-driven stocks have risen over the past few years, small capitalization stocks have been overlooked, causing them to underperform. Even within the small cap arena, larger companies outperformed smaller ones. Since we believe there are more attractive investment opportunities among smaller company stocks, the average market capitalization of the Small Cap Series is smaller than that of the Russell 2000 Total
Return Index.

The Series' investments in the basic industries, capital goods, consumer cyclical, energy, and technology sectors have underperformed the market due to recessionary fears, but we believe that these concerns are already well
discounted.    The  problems  in  emerging  markets  have delayed the expected cyclical upturn in the Series' basic material holdings. Supply and demand imbalances in basic materials holdings are expected to come back into balance as companies lower production levels and reduce their inventory levels. Accordingly, we believe that valuations have become even more attractive in these sectors and that gains will be realized once sentiment has changed and investors begin to take a long-term view of each companys potential. Furthermore, the Series investments in the energy sector, where holdings represented approximately 6% of the portfolio at the end of December, suffered as oil prices fell to their lowest levels in forty years. Looking ahead, we expect a reduction of the excess supply of oil to lead to an increase in oil prices, which would allow these stocks to generate above average returns.

Performance for the Series recovered somewhat over the fourth quarter, resulting in a return consistent with the widely used small cap index, the Russell 2000 Total Return Index. However, the disparity between the performance of growth-momentum strategies and value-oriented approaches, as well as between large cap and small cap stocks, remains uncorrected and a potential source of future opportunity.

We hope you and your family have a safe and prosperous 1999.

Sincerely,

Exeter Asset Management

Portfolio Compostion

Portfolio Composition * - As of 12/31/98
[graphic]
<pie chart>

Data for pie chart to follow:






Apparel                                3.50%
Cash, equivalents, and other assets,
less liabilities                      19.00%
Chemical & Allied Products             5.80%
Communications                         4.20%
Computer Equipment                     8.30%
Crude Petroleum & Natural Gas          5.60%
Electronics & Electrical Equipment     8.30%
Glass Products                         3.60%
Industrial & Commercial Machinery      9.40%
Miscellaneous **                      11.80%
Paper & Allied Products                5.80%
Retail - Specialty Stores              4.10%
Technical Instruments & Supplies       3.00%
Textile Mill Products                  3.00%
Transportation                         4.60%

* As a percentage of net assets


** Miscellaneous includes:
     Agricultural Production
     Computer Integrated Systems Design
     Jewelry
     Management Services
     Printing & Publishing
     Refuse Systems
     Testing Laboratories

Performance Update as of December 31, 1998

Exeter Fund, Inc. Small Cap Series






                                 Total Return
Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual

One Year     $            8,641        -13.59%   -13.59%
Five Year    $           13,219         32.19%     5.74%
Inception 2  $           17,603         76.03%     8.84%




S&P 500 Total Return Index






                                 Total Return
Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual

One Year     $           12,858         28.58%    28.58%
Five Year    $           29,375        193.75%    24.04%
Inception 2  $           34,666        246.66%    20.48%




The value of a $10,000 investment in the Exeter Fund, Inc. - Small Cap
Series from its current activation (4/30/92) to present (12/31/98) as compared to the Standard & Poor's (S&P) 500 Total Return
Index and Russell 2000 Total Return Index. 1


Russell 2000 Total Return Index




                                 Total Return
Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual

One Year     $            9,745         -2.55%    -2.55%
Five Year    $           17,517         75.17%    11.86%
Inception 2  $           23,778        137.78%    13.87%

[graphic]
<line chart>
Data for line chart to follow:





          Exeter Fund, Inc.   S&P 500
          Small Cap Series    Total Return Index   Russel 2000 Total
                                                   Return Index

04/30/92  $10,000             $            10,000  $           10,000
12/31/92   11,610                          10,725              11,415
12/31/93   13,317                          11,799              13,574
12/31/94   14,383                          11,959              13,327
12/31/95   16,497                          16,437              17,117
12/31/96   18,156                          20,206              19,940
12/31/97   20,388                          26,944              24,399
12/31/98   17,603                          34,666              23,778



1 The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization_weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over_the_Counter
Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. The Russell 2000 Total Return Index is an unmanaged index that consists of approximately 2000 small-capitalization stocks. Members of the index represent only U.S. common stocks that are invested in the U.S. equity market. The index returns are based on a maket capitalization-weighted average of relative price changes of the component stock plus dividends whose reinvestments are compounded daily. Unlike Fund returns,the index returns do not reflect any fees or expenses.

2 Performance information numbers of the Fund and Indices are calculated from April 30, 1992, the Fund's current activation date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1998







                                                             Value
                                                  Shares        (Note 2)
COMMON STOCK - 81.03%

AGRICULTURAL PRODUCTION - 2.46%
   Sylvan, Inc.*                                    165,000  $2,454,375
                                                             -----------

APPAREL - 3.45%
   Novel Denim Holdings Ltd.*                       162,000   3,442,500
                                                             -----------

CHEMICAL & ALLIED PRODUCTS - 5.84%
   Cypress Bioscience, Inc.*                        710,000   2,130,000
   Orion-Yhtyma OY - B Shares (Finland) (Note 6)    154,000   3,694,522
                                                             -----------
                                                              5,824,522
                                                             -----------
COMMUNICATIONS - 4.23%
   Granite Broadcasting Corp.*                      290,000   1,740,000
   Microcell Telecommunications, Inc.- ADR*
        (Note 6)                                    417,000   2,475,937
                                                             -----------
                                                              4,215,937
                                                             -----------
COMPUTER EQUIPMENT - 8.27%
   Bell & Howell Co.*                               218,000   8,243,125
                                                             -----------

COMPUTER INTEGRATED SYSTEMS DESIGN - 0.27%
   Apache Medical Systems, Inc.*                    725,000     271,875
                                                             -----------

CRUDE PETROLEUM & NATURAL GAS - 5.60%
   Gulf Canada Resources Ltd. - ADR (Note 6)      1,900,000   5,581,250
                                                             -----------

ELECTRONICS & ELECTRICAL EQUIPMENT - 8.29%
   Gold Peak Industries Ltd. (Hong Kong)(Note 6)  6,300,000   1,768,993
   Scientific Atlanta, Inc.                         138,000   3,148,125
   The Carbide/Graphite Group, Inc.*                130,000   1,917,500
   Ultralife Batteries, Inc.*                       275,000   1,426,563
                                                             -----------
                                                              8,261,181
                                                             -----------
GLASS PRODUCTS - 3.63%
   Libbey, Inc.                                     125,000   3,617,187
                                                             -----------

INDUSTRIAL & COMMERCIAL MACHINERY - 9.37%
   Comfort Systems USA, Inc.*                       130,500   2,332,687
   Hussmann International, Inc.                     165,000   3,196,875
   Lam Research Corp.*                               94,400   1,681,500
   NN Ball & Roller, Inc.                           360,000   2,115,000
                                                             -----------
                                                              9,326,062
                                                             -----------



The accompanying notes are an integral part of the financial statements.
4

Investment Portfolio - December 31, 1998





                                            Shares   Value
                                                     (Note 2)
JEWELRY - 1.88%
   Jostens, Inc.                             71,550  $ 1,873,716
                                                     ------------

MANAGEMENT SERVICES - 2.44%
   Boron, Lepore & Associates, Inc.*         70,500    2,432,250
                                                     ------------

PAPER & ALLIED PRODUCTS - 5.83%
   Schweitzer-Mauduit International, Inc.   132,850    2,050,872
   Smurfit-Stone Container Corp.            237,600    3,757,050
                                                     ------------
                                                       5,807,922
                                                     ------------
PRINTING & PUBLISHING - 1.78%
   Scholastic Corp.*                         33,000    1,769,625
                                                     ------------

REFUSE SYSTEMS - 1.37%
   Newpark Resources, Inc.                  200,000    1,362,500
                                                     ------------

RETAIL - SPECIALTY STORES - 4.08%
   Hancock Fabrics, Inc.                    213,500    1,788,063
   Talbots, Inc.                             72,700    2,280,962
                                                     ------------
                                                       4,069,025
                                                     ------------
TECHNICAL INSTRUMENTS & SUPPLIES - 3.04%
   CardioGenesis Corp.*                     207,925    1,169,578
   Sola International, Inc.*                108,000    1,863,000
                                                     ------------
                                                       3,032,578
                                                     ------------
TESTING LABORATORIES - 1.61%
   Paradigm Geophysical Ltd.*               312,350    1,600,794
                                                     ------------

TEXTILE MILL PRODUCTS - 3.03%
   Albany International Corp. - Class A     159,684    3,024,016
                                                     ------------

TRANSPORTATION - 4.56%
   Trico Marine Services, Inc.*             342,000    1,667,250
   Guangshen Railway Co. Ltd. ADR (Note 6)  480,000    2,880,000
                                                     ------------
                                                       4,547,250
                                                     ------------
TOTAL COMMON STOCK
  (Identified Cost $98,158,650)                       80,757,690
                                                     ------------



The accompanying notes are an integral part of the financial statements.
5

Investment Portfolio - December 31, 1998





                                           Principal Amount/   Value
                                           Shares              (Note 2)
SHORT-TERM INVESTMENTS - 17.55%
   Federal National Mortgage Association
      Discount Note, 1/04/1999             $          500,000  $   499,787
   Federal National Mortgage Credit
      Discount Note, 1/20/1999                      4,750,000    4,737,265
   Federal National Mortgage Association
      Discount Note, 2/01/1999                      4,000,000    3,984,942
   U.S. Treasury Bill, 2/04/1999                    4,000,000    3,983,642
   Dreyfus Treasury Cash Management Fund            4,290,517    4,290,517
                                                               ------------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $17,496,153)                                  17,496,153
                                                               ------------

TOTAL INVESTMENTS - 98.58%
   (Identified Cost $115,654,803)                               98,253,843

OTHER ASSETS, LESS LIABILITIES - 1.42%                           1,412,329
                                                               ------------

NET ASSETS - 100%                                              $99,666,172
                                                               ============



* Non-income producing security

Federal Tax Information:
At December 31, 1998, the net unrealized depreciation (based on identified cost for federal income tax purposes of $115,654,803) was as follows:






Unrealized appreciation        $ 10,147,810

Unrealized depreciation         (27,548,770)
                               -------------
UNREALIZED DEPRECIATION - NET  $(17,400,960)
                               =============




The accompanying notes are an integral part of the financial statements.
6

Statement of Assets and Liabilities





December 31, 1998

ASSETS:

Investments, at value (identified cost $115,654,803)(Note 2)    $ 98,253,843
Cash                                                                  73,538
Dividends receivable                                                  24,650
Receivable for securities sold                                     5,453,362
Receivable for fund shares sold                                       22,530
                                                                -------------

TOTAL ASSETS                                                     103,827,923
                                                                -------------

LIABILITIES:

Accrued management fee (Note 3)                                       81,267
Accrued Directors' fees (Note 3)                                       3,310
Payable for securities purchased                                   3,984,942
Payable for fund shares repurchased                                   62,428
Audit fee payable                                                     16,162
Other payables and accrued expenses                                   13,642
                                                                -------------

TOTAL LIABILITIES                                                  4,161,751
                                                                -------------

NET ASSETS FOR 10,337,315 SHARES
   OUTSTANDING                                                  $ 99,666,172
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $    103,374
Additional paid-in-capital                                       117,919,475
Undistributed net investment income                                  525,165
Accumulated net realized loss on investments                      (1,480,888)
Net unrealized depreciation on investments, foreign currency,
     and other assets and liabilities                            (17,400,954)
                                                                -------------

TOTAL NET ASSETS                                                $ 99,666,172
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($99,666,172/10,337,315 shares)                              $       9.64
                                                                =============




The accompanying notes are an integral part of the financial statements.
7

Statement of Operations






FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                                  $  1,020,143
Dividends (net of withholding)                                 750,111
                                                          -------------

Total Investment Income                                      1,770,254
                                                          -------------

EXPENSES:

Management fee  (Note 3)                                     1,162,115
Directors' fees (Note 3)                                         6,700
Custodian fee                                                   35,500
Audit fee                                                       23,750
Registration and filing fees                                    13,290
Printing and postage fees                                       10,300
Miscellaneous                                                   10,385
                                                          -------------

Total Expenses                                               1,262,040
                                                          -------------

NET INVESTMENT INCOME                                          508,214
                                                          -------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain(loss) on -
   Investments (identified cost basis)                      (1,498,104)
   Foreign currency and forward foreign currency
      exchange contracts                                        64,466
                                                          -------------
Net realized gain(loss) on investments                      (1,433,638)
                                                          -------------

    Net change in unrealized depreciation on-
    Investments                                            (15,646,349)
    Foreign currency, forward foreign currency exchange
       contracts, and other assets and liabilities             (29,350)
                                                          -------------
Net change in unrealized depreciation on investments       (15,675,699)
                                                          -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                          (17,109,337)
                                                          -------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $(16,601,123)
                                                          =============



The accompanying notes are an integral part of the financial statements.
8

Statements of Changes in Net Assets






                                          For the        For the
                                          Year Ended     Year Ended
                                              12/31/98       12/31/97
                                          -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)              $    508,214   $   (141,498)
Net realized gain (loss) on investments     (1,433,638)    21,344,730
Net change in unrealized depreciation
    on investments                         (15,675,699)    (8,858,291)
                                          -------------  -------------

Net increase (decrease) from operations    (16,601,123)    12,344,941
                                          -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                          --       (105,557)
From net realized gain on investments       (6,778,592)   (13,616,840)
                                          -------------  -------------
Total distributions to shareholders         (6,778,592)   (13,722,397)
                                          -------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share
   transactions (Note 5)                     1,445,861     22,289,055
                                          -------------  -------------

Net increase (decrease) in net assets      (21,933,854)    20,911,599

NET ASSETS:

Beginning of year                          121,600,026    100,688,427
                                          -------------  -------------

END OF YEAR (including undistributed
   net investment income of $525,165
   and $0, respectively)                  $ 99,666,172   $121,600,026
                                          =============  =============



The accompanying notes are an integral part of the financial statements.
9

Financial Highlights






                                           For The
                                           Years Ended
                                               12/31/98    12/31/97
                                           -------------  ----------
Per share data (for a share outstanding
 throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD     $      12.05   $   12.09
                                           -------------  ----------

Income from investment operations:
   Net investment income (loss)                   0.049      (0.015)
   Net realized and unrealized gain(loss)
    on investments                               (1.774)      1.502
                                           -------------  ----------

Total from investment operations                 (1.725)      1.487
                                           -------------  ----------

Less distributions to shareholders:                  --
   From net investment income                        --      (0.009)
   From net realized gain on investments         (0.685)     (1.518)
   In excess of net realized gain
    on investments                                   --          --
                                           -------------  ----------

Total distributions to shareholders              (0.685)     (1.527)
                                           -------------  ----------

NET ASSET VALUE - END OF PERIOD            $       9.64   $   12.05
                                           =============  ==========


Total return1                                   (13.59)%      12.29%

Ratios to average net assets /
    Supplemental Data:
    Expenses                                       1.09%       1.07%
    Net investment income (loss)                   0.44%     (0.12)%
Portfolio turnover                                   81%         94%

NET ASSETS - END OF PERIOD
   (000'S OMITTED)                         $     99,666   $ 121,600
                                           =============  ==========










                                           For The
                                           Years Ended
                                               12/31/96    12/31/95    12/31/94
                                           -------------  ----------  ----------
Per share data (for a share
outstanding throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD     $      11.95   $   12.92   $   12.52
                                           -------------  ----------  ----------

Income from investment operations:
   Net investment income (loss)                   0.045      (0.004)     (0.066)
   Net realized and unrealized gain(loss)
    on investments                                1.112       1.934       1.051
                                           -------------  ----------  ----------

Total from investment operations                  1.157       1.930       0.985
                                           -------------  ----------  ----------

Less distributions to shareholders:
   From net investment income                    (0.035)         --          --
   From net realized gain on investments         (0.889)     (2.900)     (0.585)
   In excess of net realized gain
    on investments                               (0.093)         --          --
                                           -------------  ----------  ----------

Total distributions to shareholders              (1.017)     (2.900)     (0.585)
                                           -------------  ----------  ----------

NET ASSET VALUE - END OF PERIOD            $      12.09   $   11.95   $   12.92
                                           =============  ==========  ==========


Total return1                                     10.06%      14.70%       8.01%

Ratios of expenses
 (to average net assets)/
    Supplemental Data:
    Expenses                                       1.08%       1.07%       1.10%
    Net investment income (loss)                   0.29%     (0.03)%     (0.58)%
    Portfolio turnover                               31%         77%         31%

NET ASSETS - END OF PERIOD
   (000'S OMITTED)                         $    100,688   $ 143,003   $ 105,522
                                           =============  ==========  ==========



1Represents aggregate total return for the period indicated.

The accompanying notes are an integral part of the financial statements.
10

Notes to Financial Statements

1.      ORGANIZATION
Small Cap Series (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

On April 30, 1992, the Fund resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and

its  affiliates.   On July 8, 1993, the Fund began offering shares directly to
investors.   Previously, the Fund was available from time to time to Manning &
Napier employees and advisory clients of Manning & Napier Advisors, Inc.

The Fund is authorized to issue five classes of shares (Class A, B, C, D, E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1998, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Small Cap Series Class A Common Stock.

2.      SIGNIFICANT ACCOUNTING POLICIES

        SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will, normally be valued on the basis of evaluated bid prices provided by the Funds pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

        SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

NOTES TO FINANCIAL STATEMENTS

        SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES(continued)
Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

        FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,480,888 which will expire on December 31, 2006.


The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

        DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

For the year ended December 31, 1998, the Fund distributed $5,313,573 of long-term capital gains.

        FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Notes to Financial Statements

        FORWARD CURRENCY TRANSLATION(continued)
Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreigncurrency exchange rates is not separately stated.

        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At December 31, 1998 the fund had no open forward foreign currency exchange contracts.

        OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.      TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $1,162,115 for the year ended December 31, 1998.

Notes to Financial Statements

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $6,700 for the year ended December 31, 1998.

4.      PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $78,373,602 and $100,771,948, respectively.


5.      CAPITAL STOCK TRANSACTIONS

     Transactions in shares of Small Cap Series Class A Shares were:






             For the Year                    For the Year
             Ended 12/31/98                  Ended 12/31/97
             ---------------                 ---------------


             Shares           Amount         Shares           Amount
             ---------------  -------------  ---------------  ------------

Sold                842,778   $  9,931,958        1,150,766   $15,559,488
Reinvested          782,160      6,679,645        1,119,486    13,610,375
Repurchased      (1,375,248)   (15,165,742)        (509,007)   (6,880,808)
             ---------------  -------------  ---------------  ------------
Total               249,690   $  1,445,861        1,761,245   $22,289,055
             ===============  =============  ===============  ============



6.      FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Independent Accountants' Report

To the Shareholders and the Board of Directors of Exeter Fund, Inc.- Small Cap Series:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc. (formerly Manning & Napier Fund, Inc.) - Small Cap Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 5, 1999

Exeter Fund, Inc.

International Series

Annual Report
December 31, 1998

Management Discussion and Analysis

DEAR SHAREHOLDERS:

Management of the International Series employs a "top-down" analysis to identify investment opportunities by focusing on economic situations in countries around the world as well as political shifts that may be taking place. Despite growing economic problems around the globe during the second half of 1998, performance for the Series continued to be strong for the year, as the International Series outperformed the Morgan Stanley Capital International All Country World Index ex US , a widely used foreign markets index.

The Series has held large portions of its portfolio in European stocks since its inception, and these holdings have been mainly responsible for the high returns the Series has earned in the last few years relative to international stock indices. Until recently, the Asian crisis did not have much of an impact on Europe, which was seen as more insulated from the Asian economies than other parts of the world. As has happened around the world, the markets in Europe had begun to fall in response to the problems in Asia and other emerging markets, such as Russia. Although economic growth in the region is expected to slow, strong performance continued in European markets during the fourth quarter. Furthermore, in the current environment of low inflation, interest rates continued to fall. Restructuring at the corporate and government level should continue to expand profit margins and keep rates low. Looking ahead, January 1, 1999, begins the era of the single European currency, the euro. A single European Central Bank will become responsible for monetary policy across eleven member countries. Interest rates have been unified at a low level while providing an increasingly level playing field in terms of cross-border regulations. This environment will allow for greater productivity and the potential for earnings growth. While returns for
European markets have been strong, we believe that Europe still has significant potential and that European economies will continue to grow as companies restructure and as governments implement more business-friendly policies.

The Series' small holdings in Hong Kong represent companies in mainland China, which has been somewhat insulated from the economic troubles of many other Asian nations. Because the government controlled the growth of investment and consumption by a greater extent than is the case in other Asian countries, it has been able to continue its industrialization plan in the face of the Asian
currency  crisis.    Recently, the Chinese have affirmed their commitment to a
stable exchange rate policy to avoid the consequences of devaluation, and their trade account is actually showing a surplus. We expect growth in China to continue to be good, as the Chinese are taking more concrete steps to reform their economy.

In Southeast Asia, the Series investments include holdings in Indonesia, Malaysia, and Thailand. These stocks were purchased after the initial phases of the Asian crisis had led to currency devaluations and steep declines in the prices of many stocks. These countries continue to face massive bad debts, high levels of bankruptcies, and many related problems. We expect it to take several years for these countries to work out their problems, but we believe that the selected stocks in the International Series offer a great deal of value over the long term. Southeast Asian securities represented only about 1.6% of the equity investments in the International Series at the end of 1998.

We recently sold the Series' holdings in Japan due to fears of further economic contraction and an expectation that the yen would weaken substantially. Higher interest rates of late will continue to stifle growth, and the Japanese governments attempt to stimulate the economy via extensive spending increases and tax cuts will

Management Discussion and Analysis

result in severe damage to their finances. Furthermore, their deficit is approaching double digits as a percent of GDP, and their gross government debt is now greater than GDP. We believe that Japan needs to make some painful reforms in order to strengthen its economy.

As always, it has been a pleasure helping you meet your investment objectives, and we look forward to helping you meet those goals in the future. We hope you and your family have a safe and prosperous 1999.

Sincerely,

Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:

Portfolio Allocation by Country*





France     32.71%
Germany    27.77%
Hong Kong   2.60%
Indonesia   0.23%
Italy      20.97%
Malaysia    1.44%
Spain      14.24%
Thailand    0.04%

*As a percentage of common stocks.

Update as of December 31, 1998






                                 Exeter Fund, Inc.
                                 International Series
                                 Total Return
                                 ---------------------
Through      Growth of $10,000                          Average
12/31/98     Investment          Cumulative             Annual

One Year     $           12,363                 23.63%    23.63%
Five Year    $           17,204                 72.04%    11.46%
Inception 2  $           22,983                129.83%    14.00%








                                 S&P 500 Total Return Index
                                 Total Return
                                 ---------------------------
Through      Growth of $10,000                                Average
12/31/98     Investment          Cumulative                   Annual

One Year     $          $12,858                       28.58%    28.58%
Five Year    $           29,375                      193.75%    24.04%
Inception 2  $           34,398                      243.98%    21.48%








             Morgan Stanley
             Capital International World Index
                                                 Total Return
                                                 -------------
Through      Growth of $10,000                                  Average
12/31/98     Investment                          Cumulative     Annual

One Year     $                          $12,434         24.34%    24.34%
Five Year    $                           20,719        107.19%    15.68%
Inception 2  $                           25,075        150.75%    15.58%








             Morgan Stanley Capital International
             All Country World Index ex US
                                                    Total Return
Through      Growth of $10,000                                     Average
12/31/98     Investment                             Cumulative     Annual

One Year     $                             $11,409         14.09%    14.09%
Five Year    $                              14,384         43.84%     7.54%
Inception 2  $                              18,544         85.44%    10.21%



The value of a $10,000 investment in the Exeter fund, Inc. - International Series from its inception (8/27/92) to present (12/31/98) as compared to the Standard & Poors (S&P) 500 Total Return Index, the Morgan Stanley Capital International World Index and the Morgan Stanley Capital International All Country World Index ex US.1

[graphic]
<line chart>
Data for line chart to follow:






Date      Exeter Fund, Inc.  -  International Series   S&P 500 Total Return Index

08/27/92  $                                    10,000  $                    10,000
12/31/92                                       10,598                       10,643
12/31/93                                       13,359                       11,709
12/31/94                                       11,425                       11,868
12/31/95                                       11,898                       16,312
12/31/96                                       14,557                       20,052
12/31/97                                       18,589                       26,959
12/31/98                                       22,983                       34,398









Date      Morgan Stanley Capital        Morgan Stanley Capital International
           International World Index   All Country World Index ex US


08/27/92  $                    10,000  $                          10,000
12/31/92                        9,880                              9,510
12/31/93                       12,103                             12,892
12/31/94                       12,717                             13,808
12/31/95                       15,351                             14,985
12/31/96                       17,421                             15,981
12/31/97                       20,167                             16,254
12/31/98                       25,075                             18,544




1The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Morgan Stanley Capital International World Index is a market capitalization-weighted measure of the total return of 2,440 companies listed on the stock exchanges of 48 countries. The Morgan Stanley Capital International All country World Index ex US is a market-capitalization-weighted measure of the total return of 2,068 companies listed on the stock exchanges of 46 countries. The Morgan Stanley Capital International World Index and the Morgan Stanley Capital International World Index ex US are denominated in U.S. Dollars. The Indices returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2Performance numbers for the Fund and Indices are calculated from August 27, 1992, the Funds inception date. The Funds performance is historical and may not be indicative of future results.

Investment Portfolio  -  December 31, 1998





                                                 Value
                                         Shares  (Note 2)

COMMON STOCK - 95.86%

FRANCE - 31.35%

AEROSPACE & MILITARY TECHNOLOGY - 0.31%
Thomson CSF                              14,389  $  614,836
                                                 -----------

AUTOMOBILES - 0.58%
PSA Peugeot Citroen                       7,545   1,161,965
                                                 -----------

BANKING - 2.67%
Banque Nationale de Paris                18,100   1,483,006
Compagnie Financiere de Paribas          19,733   1,706,392
Societe Generale                         13,155   2,119,615
                                                 -----------
                                                  5,309,013
                                                 -----------

BEVERAGE & TOBACCO - 1.16%
LVMH (Louis Vuitton Moet Hennessy)       11,764   2,316,476
                                                 -----------

BUILDING MATERIALS & COMPONENTS - 0.63%
Lafarge SA                               13,327   1,259,924
                                                 -----------

BUSINESS & PUBLIC SERVICES - 2.26%
Vivendi                                  17,249   4,452,967
Vivendi  warrants (Exp. 5/2/2001)        16,992      43,866
                                                 -----------
                                                  4,496,833
                                                 -----------

CHEMICALS - 2.15%
L'Air Liquide                            16,356   2,984,823
Rhone-Poulenc - SA                       25,300   1,295,469
                                                 -----------
                                                  4,280,292
                                                 -----------

ELECTRICAL & ELECTRONICS - 1.31%
Alcatel Alsthom                          21,353   2,600,355
                                                 -----------

ENERGY SOURCES - 3.43%
Elf Aquitaine SA                         37,335   4,294,042
Total SA - B                             25,288   2,548,288
                                                 -----------
                                                  6,842,330
                                                 -----------

FINANCIAL SERVICES - 0.26%
Societe Eurafrance SA                       780     513,823
                                                 -----------

FOOD & HOUSEHOLD PRODUCTS - 1.48%
Groupe Danone                            10,381   2,957,173
                                                 -----------


The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998






                                          Value
                                  Shares  (Note 2)
FRANCE (continued)

HEALTH & PERSONAL CARE - 4.57%
Sanofi SA                         11,667  $1,911,017
L'Oreal                           10,013   7,202,167
                                          -----------
                                           9,113,184
                                          -----------

INDUSTRIAL COMPONENTS - 0.31%
Michelin-B                        15,313     609,334
                                          -----------

LEISURE & TOURISM - 0.52%
Accor SA                           4,809   1,035,995
                                          -----------

MACHINERY & ENGINEERING - 0.41%
Schneider SA                      13,595     820,534
                                          -----------

MATERIALS & COMMODITIES - 1.12%
Compagnie de Saint-Gobain         15,911   2,235,075
                                          -----------

MERCHANDISING - 4.20%
Carrefour Supermarche SA           6,048   4,542,960
Casino Guichard-Perrachon SA      10,600   1,098,364
Pinault-Printemps-Redoute SA       7,500   1,426,100
Promodes                           1,800   1,302,398
                                          -----------
                                           8,369,822
                                          -----------

MULTI-INDUSTRY - 3.98%
AXA                               27,573   3,976,368
Chargeurs SA                       1,235      67,943
Suez Lyonnaise des Eaux           17,368   3,549,844
Pathe SA                           1,235     343,012
                                          -----------
                                           7,937,167
                                          -----------

TOTAL FRENCH SECURITIES
   (Identified Cost $30,664,468)          62,474,131
                                          -----------

GERMANY - 26.62%

AIRLINES - 0.26%
Deutsche Lufthansa AG             23,700     524,571
                                          -----------

BANKING - 3.02%
HypoVereinsbank AG                49,730   3,926,225
Dresdner Bank AG                  50,000   2,090,580
                                          -----------
                                           6,016,805
                                          -----------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998







                                                 Value
                                      Shares     (Note 2)
GERMANY (continued)

BUSINESS & PUBLIC SERVICES - 1.48%
SAP AG                                    6,850  $ 2,954,367
                                                 ------------

CHEMICALS - 1.76%
Bayer AG                                 83,750    3,509,246
                                                 ------------

ELECTRICAL & ELECTRONICS - 3.95%
Siemens AG                              120,000    7,871,123
                                                 ------------

INSURANCE - 4.30%
Allianz AG                               23,070    8,568,023
                                                 ------------

MACHINERY & ENGINEERING - 3.75%
Mannesmann AG                            57,250    6,610,148
MAN AG                                    2,902      860,486
                                                 ------------
                                                   7,470,634
                                                 ------------

MATERIALS & COMMODITIES - 0.50%
Degussa AG                               17,900      986,466
                                                 ------------

MULTI-INDUSTRY - 1.00%
Viag AG                                   3,356    1,980,156
                                                 ------------

TELECOMMUNICATIONS - 2.30%
Deutsche Telekom AG                     140,000    4,591,488
                                                 ------------

UTILITIES - GAS & ELECTRIC - 4.30%
RWE AG                                   75,810    4,177,877
VEBA AG                                  74,150    4,383,991
                                                 ------------
                                                   8,561,868
                                                 ------------

TOTAL GERMAN SECURITIES
   (Identified Cost $25,460,382)                  53,034,747
                                                 ------------

HONG KONG - 2.49%

BROADCAST SERVICES - 0.65%
Television Broadcasts Ltd.              500,000    1,291,000
                                                 ------------

ENERGY SOURCES - OIL/GAS - 0.35%
Shanghai Petrochemical Co. Ltd.       7,750,000      700,367
                                                 ------------

INVESTMENT HOLDING COMPANIES - 0.94%
Hutchison Whampoa Ltd.                  265,000    1,873,080
                                                 ------------

MULTI-INDUSTRY - 0.54%
Citic Pacific Ltd.                      500,000    1,077,985
                                                 ------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998







                                                   Value
                                        Shares        (Note 2)
HONG KONG (continued)

WHOLESALE - SPECIAL LINES - 0.01%
Goldlion Holdings Ltd.                    200,000  $   15,234
                                                   -----------

TOTAL HONG KONG SECURITIES
   (Identified Cost $6,882,952)                     4,957,666
                                                   -----------

INDONESIA - 0.22%

BUILDING MATERIAL & COMPONENTS - 0.07%
PT Barito Pacific Timber                3,425,000     149,844
                                                   -----------

TEXTILES & APPAREL - 0.15%
Great River International               8,600,000     295,625
                                                   -----------

TOTAL INDONESIAN SECURITIES
   (Identified Cost $3,765,253)                       445,469
                                                   -----------

ITALY - 20.10%

BUILDING MATERIAL & COMPONENTS - 0.46%
Italcementi S.p.A.                         83,600     922,193
                                                   -----------

CONSTRUCTION & HOUSING - 0.26%
Sirti S.p.A.                               86,500     522,704
                                                   -----------

ENERGY SOURCES - OIL/GAS - 3.64%
Edison S.p.A.                             104,000   1,226,965
ENI S.p.A                                 921,940   6,034,909
                                                   -----------
                                                    7,261,874
                                                   -----------

FINANCIAL SERVICES - 4.16%
Banca Commerciale Italiana                352,000   2,432,158
Banca Intesa S.p.A.                       120,100     721,739
Uncredito Italiano S.p.A.                 489,000   2,903,071
Istituto Bancario San Paolo di Torina     126,800   2,244,122
                                                   -----------
                                                    8,301,090
                                                   -----------

FOOD & HOUSEHOLD PRODUCTS - 0.27%
Parmalat Finanziaria S.p.A.               280,080     536,430
                                                   -----------

INSURANCE - 3.25%
Assicurazioni Generali                    143,104   5,984,738
SAI S.p.A.                                 40,400     487,280
                                                   -----------
                                                    6,472,018
                                                   -----------

MULTI-INDUSTRY - 0.56%
Pirelli S.p.A.                            348,000   1,116,836
                                                   -----------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998






                                                            Value
                                                 Shares     (Note 2)
ITALY (continued)

RETAIL - SPECIALTY STORES - 0.28%
La Rinascente S.p.A.                                55,000  $   566,537
La Rinascente S.p.A. warrants (Exp. 11/30/1999)      2,250        4,773
                                                            ------------
                                                                571,310
                                                            ------------

TELECOMMUNICATIONS - 6.46%
Telecom Italia S.p.A.                              588,890    5,032,660
Telecom Italia Mobile S.p.A.                     1,060,000    7,838,085
                                                            ------------
                                                             12,870,745
                                                            ------------
TEXTILES & APPAREL - 0.35%
Benetton Group S.p.A.                              332,520      671,129
                                                            ------------

UTILITIES - GAS & ELECTRIC - 0.41%
Italgas S.p.A.                                     150,000      813,235
                                                            ------------

TOTAL ITALIAN SECURITIES
   (Identified Cost $19,248,421)                             40,059,564
                                                            ------------

MALAYSIA - 1.38%

BUILDING MATERIALS & COMPONENTS - 0.40%
Jaya Tiasa Holdings Bhd**                          850,000      790,730
                                                            ------------

MULTI-INDUSTRY - 0.98%
Kumpulan Guthrie Bhd**                           2,277,000    1,027,654
Sime Darby Bhd**                                 1,160,000      931,671
                                                            ------------
                                                              1,959,325
                                                            ------------

TOTAL MALAYSIAN SECURITIES
   (Identified Cost $5,708,601)                               2,750,055
                                                            ------------

SPAIN - 13.66%

BEVERAGE & TOBACCO - 0.27%
Tabacalera SA                                       21,330      537,279
                                                            ------------

CONSTRUCTION & HOUSING - 0.56%
Dragados & Construcciones SA                        11,988      441,138
Fomento de Construcciones y Contratas SA             9,108      676,085
                                                            ------------
                                                              1,117,223
                                                            ------------

ENERGY SOURCES - OIL/GAS - 1.03%
Repsol SA                                           38,365    2,043,417
                                                            ------------

FINANCIAL SERVICES - 4.62%
Banco Bilbao Vizcaya SA                            254,610    3,985,945




The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998






                                                           Value
                                                Shares     (Note 2)
SPAIN (continued)
FINANCIAL SERVICES (continued)
Banco Central Hispanoamericano SA                 113,328  $  1,343,578
Banco Santander SA                                114,931     2,280,406
Corporacion Bancaria de Espana SA (Argentaria)     62,048     1,604,394
                                                           -------------
                                                              9,214,323
                                                           -------------

METAL - STEEL - 0.14%
Acerinox SA                                        11,715       272,420
                                                           -------------

MULTI-INDUSTRY - 0.26%
Autopistas Concesionaria Espanola SA               31,358       520,698
                                                           -------------

REAL ESTATE - 0.04%
Inmobiliaria Metropolitana Vasco Central SA         2,368        70,977
                                                           -------------

TELECOMMUNICATIONS - 2.50%
Telefonica SA                                     110,009     4,884,087
Telefonica SA bonus rights (Exp. 1/30/1999)       110,009        97,527
                                                           -------------
                                                              4,981,614
                                                           -------------

UTILITIES - GAS & ELECTRIC - 4.24%
Endesa SA                                         116,840     3,091,044
Gas Natural SDG - E SA                             19,972     2,171,080
Iberdrola SA                                      122,474     2,287,885
Union Electrica Fenosa SA                          52,126       900,392
                                                           -------------
                                                              8,450,401
                                                           -------------

TOTAL SPANISH SECURITIES
   (Identified Cost $9,340,231)                              27,208,352
                                                           -------------

THAILAND - 0.04%

FOOD & HOUSEHOLD PRODUCTS - 0.04%
Songkla Canning Public Co. Ltd. (Identified
      Cost $24,031)                                38,100        73,822
                                                           -------------

TOTAL COMMON STOCK
   (Identified Cost $101,094,339)                           191,003,806
                                                           -------------

SHORT-TERM INVESTMENTS - 2.82%
Dreyfus Treasury Cash Management Fund
     (Identified Cost $5,616,807)               5,616,807     5,616,807
                                                           -------------

TOTAL INVESTMENTS - 98.66%
   (Identified Cost $106,711,146)                           196,620,613
                                                           -------------




The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998






                                        Value
                                        (Note 2)
                                        -------------
OTHER ASSETS, LESS LIABILITIES - 1.34%     2,638,211
                                        -------------

NET ASSETS -100%                        $199,258,824
                                        =============




**Securities have been determined to be illiquid, and have been valued at fair value by the Advisor.

Federal Tax Information:

At December 31, 1998, the net unrealized appreciation (based on identified cost for federal income tax purposes of $107,045,024)was as follows:







Unrealized appreciation        $98,141,667

Unrealized depreciation         (8,566,078)
                               ------------

UNREALIZED APPRECIATION - NET  $89,575,589
                               ============





For its fiscal year ended December 31, 1998, the total amount of income received by the fund from sources within foreign countries and possessions of the United States was $0.092 per share (representing a total of $3,634,764). The total amount of taxes paid by the Fund to such countries was $0.037 per share (representing a total of $467,953).

Industry Concentration (as a percent of net assets)







                                 Percent
                                 of Net Assets
INDUSTRY CONCENTRATION

Aerospace & Military Technology           0.31%
Airlines                                  0.26%
Automobiles                               0.58%
Banking                                   5.69%
Beverage & Tobacco                        1.43%
Broadcast Services                        0.65%
Building Materials & Components           1.57%
Business & Public Services                3.74%
Chemicals                                 3.91%
Construction & Housing                    0.82%
Electrical & Electronics                  5.26%
Energy Sources                            8.45%
Financial Services                        9.04%
Food & Household Products                 1.79%
Health & Personal Care                    4.57%
Industrial Components                     0.31%
Insurance                                 7.55%
Investment Holding Companies              0.94%
Leisure & Tourism                         0.52%
Machinery & Engineering                   4.16%
Materials & Commodities                   1.62%
Merchandising                             4.20%
Metals-Steel                              0.14%
Multi-Industry                            7.32%
Real Estate                               0.04%
Retail                                    0.28%
Telecommunications                       11.26%
Textiles & Apparel                        0.50%
Utilities - Gas & Electric                8.95%
Wholesale - Special Lines                 0.01%
                                 --------------
TOTAL COMMON STOCK                       95.86%
                                 ==============




The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

DECEMBER 31, 1998






ASSETS:

Investments, at value (identified cost $106,711,146)(Note 2)    $196,620,613
Cash                                                               2,348,530
Foreign currency, at value (cost $234,985)                           235,292
Foreign tax reclaims receivable                                      517,821
Receivable for fund shares sold                                      104,050
Dividends receivable                                                  12,862
                                                                -------------

TOTAL ASSETS                                                     199,839,168
                                                                -------------

LIABILITIES:

Accrued management fee (Note 3)                                      163,413
Accrued Directors' fees (Note 3)                                       3,310
Payable for open forward foreign currency exchange  contracts
  (Note 2)                                                           301,699
Payable for fund shares repurchased                                   87,808
Audit fee payable                                                     20,719
Other payables and accrued expenses                                    3,395
                                                                -------------

TOTAL LIABILITIES                                                    580,344
                                                                -------------

NET ASSETS FOR 12,794,862 SHARES
   OUTSTANDING                                                  $199,258,824
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $    127,949
Additional paid-in-capital                                       109,040,855
Undistributed net investment income                                 (343,512)
Accumulated net realized gain on investments                         799,934
Net unrealized appreciation on investments, foreign currency, forward foreign currency exchange contracts, and other
      assets and liabilities                                      89,633,598
                                                                -------------

TOTAL NET ASSETS                                                $199,258,824
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($199,258,824/12,794,862 shares)                                $      15.57
                                                                =============




The accompanying notes are an integral part of the financial statements.

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 1998






INVESTMENT INCOME:

Dividends (net of withholding $467,953)                     $ 3,166,811
Interest                                                        397,729
                                                            ------------

Total Investment Income                                       3,564,540
                                                            ------------

EXPENSES:

Management fee (Note 3)                                       2,085,472
Directors' fees (Note 3)                                          6,700
Custodian fee                                                   169,526
Audit fee                                                        30,799
Miscellaneous                                                    42,525
                                                            ------------

Total Expenses                                                2,335,022
                                                            ------------

NET INVESTMENT INCOME                                         1,229,518
                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on -
    Investments (identified cost basis)                       7,161,287
     Foreign currency and forward foreign currency
         exchange contracts                                  (2,904,945)
                                                            ------------

Net realized gain on investments                              4,256,342
                                                            ------------

Net change in unrealized appreciation (depreciation) on -
   Investments                                               41,165,605
   Foreign currency, forward foreign currency exchange
       contracts, and other assets and liabilities           (1,018,189)
                                                            ------------

Net change in unrealized appreciation on investments         40,147,416
                                                            ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                            44,403,758
                                                            ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $45,633,276
                                                            ============




The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets







                                             For the        For the
                                             Year Ended     Year Ended
                                                 12/31/98       12/31/97
                                             -------------  -------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income                        $  1,229,518   $  2,131,517
Net realized gain on investments                4,256,342     18,953,046
Net change in unrealized appreciation on
   investments                                 40,147,416     20,653,854
                                             -------------  -------------

Net increase from operations                   45,633,276     41,738,417
                                             -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS
    (NOTE 2):

From net investment income                     (1,375,610)    (2,124,831)
From net realized gain on investments          (5,728,238)   (19,807,200)
                                             -------------  -------------

Total distributions to shareholders            (7,103,848)   (21,932,031)
                                             -------------  -------------

CAPITAL STOCK ISSUED AND
 REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5)                      (38,526,473)    30,118,134
                                             -------------  -------------

Net increase in net assets                          2,955     49,924,520

NET ASSETS:

Beginning of year                             199,255,869    149,331,349
                                             -------------  -------------

END OF YEAR (including undistributed net
   investment income of ($343,512) and
   ($51,917),  respectively)                 $199,258,824   $199,255,869
                                             =============  =============




The accompanying notes are an integral part of the financial statements.

Financial Highlights







                                                      For the Years
                                           12/31/98         12/31/97    12/31/96    12/31/95    12/31/94
                                          ----------  ---------------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):

NET ASSET VALUE - BEGINNING  OF  PERIOD   $   13.08   $        11.54   $    9.57   $    9.54   $   11.33
                                          ----------  ---------------  ----------  ----------  ----------


Income from investment operations:
   Net investment income                      0.097            0.154       0.156       0.123       0.143
   Net realized and unrealized gain
      (loss) on investments                   2.948            2.992       1.976       0.262      (1.784)
                                          ----------  ---------------  ----------  ----------  ----------

Total from investment operations              3.045            3.146       2.132       0.385      (1.641)
                                          ----------  ---------------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income                (0.109)          (0.150)     (0.143)     (0.118)         --
   From paid-in-capital                          --               --          --      (0.160)         --
   From net realized gain on
       investments                           (0.446)          (1.456)     (0.019)     (0.077)     (0.149)
                                          ----------  ---------------  ----------  ----------  ----------

Total distributions to shareholders          (0.555)          (1.606)     (0.162)     (0.355)     (0.149)
                                          ----------  ---------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD           $   15.57   $        13.08   $   11.54   $    9.57   $    9.54
                                          ==========  ===============  ==========  ==========  ==========

Total return1                                 23.63%           27.70%      22.35%       4.14%    (14.48)%

Ratios to average net assets
    Supplemental Data:
    Expenses                                   1.12%            1.08%       1.12%       1.20%       1.18%
    Net investment income                      0.59%            1.18%       1.46%       1.42%       1.38%

Portfolio turnover                                0%              10%          2%         14%         31%

NET ASSETS - END OF PERIOD
 (000'S OMITTED)                          $ 199,259   $      199,256   $ 149,331   $ 128,294   $  85,964
                                          ==========  ===============  ==========  ==========  ==========




1Represents aggregate total return for the period indicated.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.      ORGANIZATION
International Series (the "Fund") is a no-load non-diversified series of Exeter Fund, Inc. (the Corporation), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to investors, clients, and employees of Manning & Napier Advisors, Inc. (the Advisor) and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1998, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as International Series Common Stock.

2.      SIGNIFICANT ACCOUNTING POLICIES
        SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Funds pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

        SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

        FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with

Notes to Financial Statements

FEDERAL INCOME TAXES (continued)
requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

For the year ended December 31, 1998, the Fund distributed $5,797,005 of long-term capital gains.

        FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

Notes to Financial Statements

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)
All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward foreign currency exchange contracts outstanding as of December 31, 1998 is as follows:






                                                       Unrealized
Settlement  Contracts       In Exchange   Contracts    Appreciation/
Date        to Deliver      For           At Value      (Depreciation)
----------  --------------  ------------  -----------  ---------------

01/08/99    Japanese Yen    $  4,853,245  $ 5,158,908  $     (305,663)
01/22/99    Deutsche Marks  $ 26,340,996  $26,385,597  $      (44,601)
01/22/99    French Francs   $ 29,278,394  $29,229,829  $       48,565
                                                       ---------------
                                          Total        $     (301,698)
                                                       ===============



On December 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

        OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.      TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $2,085,472 for the year ended December 31, 1998.

Notes to Financial Statements

Under  the  Fund's  Investment Advisory Agreement (the "Agreement"),
personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $6,700 for the year ended December 31, 1998.

4.      PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $100,323 and $43,183,088, respectively.

5.      CAPITAL STOCK TRANSACTIONS

Transactions in shares of International Series were:







             For the Year                    For the Year
             Ended 12/31/98                  Ended 12/31/97
             ---------------                 ---------------

             Shares           Amount         Shares           Amount

Sold              1,300,678   $ 19,592,425        1,557,079   $ 21,366,816
Reinvested          480,490      6,973,915        1,695,615     21,716,296
Repurchased      (4,221,337)   (65,092,813)        (956,763)   (12,964,978)
             ---------------  -------------  ---------------  -------------
Total            (2,440,169)  $(38,526,473)       2,295,931   $ 30,118,134
             ===============  =============  ===============  =============



6.      FOREIGN SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Independent Accountants' Report

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF EXETER FUND, INC. - INTERNATIONAL SERIES:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc. (formerly Manning & Napier Fund, Inc.) - International Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 5, 1999

Exeter Fund, Inc.

World Opportunities Series

Annual Report
December 31, 1998

Management Discussion and Analysis

Dear Shareholders:

The World Opportunities Series invests in stocks of companies throughout the world, with the objective of providing long-term growth. Stocks are chosen for the portfolio based on their long-term business prospects and valuations.

At the onset of the second half of 1998, the effect of the Asian crisis on Latin America worsened, causing stocks there to decline sharply. Subsequently, global stocks began to rebound sharply, and emerging markets benefited along with the developed countries. A stabilization of currencies and a return of current accounts to surpluses helped to generate an optimistic view for some of these countries. Accordingly, we have taken advantage of opportunities in emerging markets where stocks had been oversold to low valuation levels, particularly Hong Kong and Singapore, as well as the Latin American countries. At the end of the year, approximately 65% of the portfolio was invested in emerging markets. The Series performance reflects the difficulties of the emerging markets, but we believe that the sell-off that has occurred in emerging markets has created an outstanding opportunity in this sector of the market, since many companies with strong businesses have been driven to extremely low valuations.

In Asia, many countries continue to have massive debt problems, high levels of bankruptcies, and various related issues. We expect it to take several years for these countries to work out their problems, but we believe that the selected stocks in the Series offer a great deal of value over the long term. In contrast, we believe the situation in Latin America is quite different from Asia, and that it will be much shorter in duration and depth of the downturn. Latin American economies do not have the high levels of non-performing debt that many Asian countries do, nor do they have the excess capacity built up over years of excessive investment expenditures. The markets are focusing on a potential liquidity crunch because their debt tends to be short-term. Short-term debt must be rolled over more frequently, and this becomes harder as foreign investors flee from Latin American investments. We have recently added to the Series' Latin American holdings, because we

Management Discussion and Analysis

believe that many stocks there have declined more than enough to discount the risk involved and do not reflect the long-term upside of these companies.

Additionally, approximately 17% of the Series stock portfolio was invested in European stocks at the end of December. Recently, the markets in Europe have fallen in response to the problems in Asia and other emerging markets, such as Russia. We believe the stocks owned by the Series still offer strong growth potential, and that the downturn will be overcome as investors begin to take a long-term view in Europe.

As always it has been a pleasure helping you meet your investment objectives, and we looks forward to helping you meet those goals in the future. We hope you and your family have a safe and prosperous 1999.

Sincerely,



Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:

Portfolio Allocation by Country*





Argentina        2.6%
Australia        2.2%
Brazil           8.3%
Canada           7.0%
Chile            2.0%
China            6.3%
Finland          2.1%
Hong Kong       14.4%
Indonesia        0.3%
Malaysia         0.8%
Mexico          18.3%
Netherlands      7.6%
Peru             0.8%
Philippines      6.4%
Singapore        8.6%
South Africa     0.6%
Venezuela        2.8%
United Kingdom   7.5%
United States    1.4%




*As a percentage of common stock

Performance Update as of December 31, 1998

Exeter Fund, Inc. World Opportunities Series






                                 Total Return
                                 -------------

Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual
One Year     $            9,562         -4.38%    -4.38%
Inception 2  $           10,806          8.06%     3.40%










S&P 500 Total Return Index
                                                Total Return
                                                -------------
Through                     Growth of $10,000                  Average
12/31/98                    Investment          Cumulative     Annual
One Year                    $           12,858         28.58%    28.58%
Inception 2                 $           19,619         96.19%    38.51%










Morgan Stanley
Capital International World Index
                                                       Total Return
Through                            Growth of $10,000                  Average
12/31/98                           Investment          Cumulative     Annual
One Year                           $           12,434         24.34%    24.34%
Inception 2                        $           15,639         56.39%    21.25%








Morgan Stanley Capital/International
All Country World Index ex U.S.
                                                          Total Return
                                                          -------------
Through                               Growth of $10,000                  Average
12/31/98                              Investment          Cumulative     Annual
One Year                              $           11,409         14.09%    14.09%
Inception 2                           $           12,066         20.66%     8.43%



The value of a $10,000 investment in the Exeter Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present (12/31/98) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Morgan Stanley Capital International World Index, and the Morgan Stanley Capital International All Country World Index ex U.S. 1

[graphic]
<line chart>
Data for line chart to follow:






                                                                                 Morgan Stanley Capital/
          Exeter Fund, Inc. -        S&P 500 Total   Morgan Stanley Capital      International All Counrty
Date      World Opportunity Series   Return Index    International World Index   World Index ex U.S.
09/06/96  $                  10,000  $       10,000  $                   10,000  $                   10,000
12/31/96                     10,482          11,372                      10,865                      10,398
12/31/97                     11,301          15,165                      12,578                      10,576
12/31/98                     10,806          19,619                      15,639                      12,066




1 The Standard & Poors' (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Morgan Stanley Capital International World Index is a market capitalization-weighted measure of the total return of 2,440 companies listed on the stock exchanges of 48 countries. The Morgan Stanley Capital International All Country World Index ex U.S. is a market-capitalization-weighted measure of the total return of 2,068 companies listed on the stock exchanges of 46 countries. The Morgan Stanley Capital International World Index and the Morgan Stanley Capital International All Country World Index ex U.S. are denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from September 6, 1996, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio  -  December 31, 1998








                                                                      VALUE

                                                         SHARES           (NOTE 2)
                                                         -----------  ------------

COMMON STOCK - 96.91%

AMUSEMENT & RECREATIONAL SERVICES - 0.77%
  Resorts World Bhd. (Malaysia)**                          2,050,000  $ 1,654,039
                                                                      ------------
APPLIANCES - 0.77%

  Brasmotor S.A. (Brazil)                                 16,800,000    1,668,462
                                                                      ------------
BROADCAST SERVICES - 1.82%

  Television Broadcasts Ltd. (Hong Kong)                   1,525,000    3,937,550
                                                                      ------------
CHEMICALS & ALLIED PRODUCTS - 3.40%

  Celltech plc* (United Kingdom)                             450,000    2,969,325

  Orion-Yhtyma OY - B Shares (Finland)                       182,000    4,366,253
                                                                      ------------

                                                                        7,335,578
                                                                      ------------

COMPUTER EQUIPMENT - 4.73%

   Founder Hong Kong Ltd. (Hong Kong)                     24,246,000    5,383,873

   Varitronix International Ltd. (Hong Kong)               2,578,000    4,825,887
                                                                      ------------

                                                                       10,209,760
                                                                      ------------
CONCRETE PRODUCTS - 1.80%

   Cemex S.A. - ADR (Mexico)                                 785,000    3,881,432
                                                                      ------------

CRUDE PETROLEUM & NATURAL GAS - 5.64%

   Gulf Canada Resources Ltd.  -  ADR (Canada)             2,993,900    8,794,581

   Petroleo Brasileiro S.A. (Petrobras)  -  ADR

   (Brazil)                                                  165,000    1,870,968

   YPF Sociedad Anonima - ADR (Argentina)                     53,500    1,494,656
                                                                      ------------

                                                                       12,160,205
                                                                      ------------
DAIRY FARMS - 1.83%

  Dairy Farm International Holding Ltd. - ADR (Hong Kong)  3,437,000    3,952,550
                                                                      ------------
DIAMONDS - 1.13%

  De Beers Centenary AG - ADR (South Africa)                 100,000    1,275,000

  Fertilizantes Fosfatados S.A. - (Fosfertil) (Brazil)   451,100,000    1,157,338
                                                                      ------------

                                                                        2,432,338
                                                                      ------------
ELECTRONICS & ELECTRICAL EQUIPMENT - 6.47%

  Philips Electronics N.V. - ADR (Netherlands)               146,000    9,882,375

  V-Tech Holdings Ltd. (Hong Kong)                           937,000    4,088,674
                                                                      ------------

                                                                       13,971,049
                                                                      ------------


The accompanying notes are an integral part of the financial statements.

Investment Portfolio -  December 31, 1998






                                                                        VALUE
                                                            SHARES      (NOTE 2)
FOOD & BEVERAGE - 23.25%

  Coca-Cola Amatil  (Australia)
                                                             1,236,370  $ 4,587,704
  Coca-Cola Femsa S.A. - ADR (Mexico)
                                                               360,000    4,770,000
  Compania Cervejaria Brahma - S.A. (Brazil)
                                                               550,000    5,190,625
  Diageo plc (United Kingdom)
                                                               829,475    9,418,191
  Fraser & Neave Ltd. (Singapore)
                                                             1,926,000    5,627,920
  Grupo Industrail Maseca S.A. - ADR (Mexico)
                                                               193,400    2,405,413
  NG Fung Hong Ltd. (Hong Kong)
                                                             2,704,000    2,426,150
  Panamerican Beverages, Inc. - ADR (Mexico)
                                                               260,000    5,671,250
  San Miguel Corp. (Philippines)
                                                             4,364,400    8,435,294
  Vitasoy International Holdings Ltd. (Hong Kong)
                                                             4,508,000    1,644,101
                                                                        ------------

                                                                         50,176,648
                                                                        ------------



HOLDING COMPANIES  -  1.57%

   BTR plc - ADR (United Kingdom)                              415,625    3,395,365
                                                                        ------------

HOTELS & MOTELS - 1.76%

   Mandarin Oriental International Ltd.  - ADR (Hong Kong)
                                                             6,014,000    3,788,820
                                                                        ------------

INDUSTRIAL & COMMERCIAL MACHINERY - 2.95%

  Creative Technology Ltd. - ADR* (Singapore)
                                                               425,000    6,375,000
                                                                        ------------
LEATHER & LEATHER PRODUCTS - 2.82%

  Gucci Group  - ADR (Netherlands)
                                                               125,000    6,078,125
                                                                        ------------
PAPER & ALLIED PRODUCTS - 7.72%

  Aracruz Celulose S.A. - ADR (Brazil)
                                                               470,000    3,760,000
  Asia Pulp & Paper Co. Ltd. - ADR (Singapore)
                                                               725,000    5,935,937
  Industrias Klabin de Papel e Celulose S.A.  (Brazil)
                                                             3,370,000      641,481
 Kimberly Clark de Mexico S.A.  -  ADR (Mexico)
                                                               400,000    6,319,680
                                                                        ------------

                                                                         16,657,098
                                                                        ------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.37%

  Eastman Kodak Co. (United States)
                                                                41,000    2,952,000
                                                                        ------------

PLASTICS MATERIALS - 2.45%
   Beijing Yanhua Petrochemical Co.  Ltd. (China)
                                                            19,040,000    1,720,645
   Beijing Yanhua Petrochemical Co. Ltd. - ADR (China)
                                                                37,300      149,200

   Shanghai Petrochemical Co. Ltd. (China)                  29,626,000    2,677,302

   Shanghai Petrochemical Co. Ltd.  -  ADR (China)              86,000      731,000
                                                                        ------------
                                                                          5,278,147
                                                                        ------------



The accompanying notes are an integral part of the financial statements.
5

Investment Portfolio  -  December 31, 1998






                                                               SHARES/PRINCIPAL   VALUE
                                                               AMOUNT             (Note 2)



PRINTING & PUBLISHING - 1.89%

   South China Morning Post - ADR (Holdings) Ltd.  (China)             1,589,800  $  4,078,632
                                                                                  -------------



TELECOMMUNICATION SERVICES - 17.81%

  Cia de Telecomunicaciones de Chile S.A. - ADR (Chile)                  120,000     2,482,500

  Compania Anonima Nacional Telefonos de

  Venezuela (CANTV) - ADR (Venezuela)                                    330,000     5,878,125

  Grupo Radio Centro S.A. - ADR (Mexico)                                 890,000     4,783,750

  Grupo Televisa S.A. - ADR (Mexico)                                     225,000     5,554,688

  Microcell Telecommunications, Inc. - ADR* (Canada)                     240,000     1,425,000

  Philippine Long Distance Telephone Co. - ADR (Philippines)             187,000     4,850,313

  Telecommunicacoes Brasileiras S.A. (Telebras) -

    ADR *(Brazil)                                                         40,000     2,907,500

  Telecom Argentina S.A. - ADR (Argentina)                                70,000     1,925,000

  Telefonica de Argentina S.A - ADR (Argentina)                           75,000     2,095,313

  Telefonica del Peru S.A.A. - ADR (Peru)                                125,000     1,585,938

  Telefonos de Mexico S.A. - ADR (Mexico)                                 45,000     2,190,938

  TV Azteca S.A. - ADR (Mexico)                                          410,000     2,741,875
                                                                                   -------------

                                                                                    38,420,940
                                                                                   -------------
TOBACCO - 0.33%

  PT Hanjaya Mandala Sampoerna (Indonesia)                             1,070,000       705,531
                                                                                   -------------

TRANSPORTATION-RAILROAD - 3.78%

  Canadian National Railway Co. - ADR (Canada)                            85,000     4,409,375

  Guangshen Railway Co. Ltd. - ADR (China)                               625,000     3,750,000
                                                                                  -------------

                                                                                     8,159,375
                                                                                  -------------
UTILITIES-ELECTRIC - 0.85%

  Enersis S.A. - ADR (Chile)                                              71,000     1,832,687
                                                                                  -------------

TOTAL COMMON STOCK

(Identified Cost $209,554,895)                                                     209,101,331
                                                                                  -------------

SHORT-TERM INVESTMENTS - 6.40%

  Federal National Mortgage Association Discount

    Note, 1/4/1999                                             $       9,000,000     8,996,295




The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998









                                          SHARES/PRINCIPAL  VALUE

                                          AMOUNT                 (NOTE 2)

SHORT-TERM INVESTMENTS (continued)

  Dreyfus Treasury Cash Management Fund          4,818,627     4,818,627

TOTAL SHORT-TERM INVESTMENTS

 (Identified Cost $13,814,922)                              $ 13,814,922
                                                            -------------
TOTAL INVESTMENTS  -  103.31%

(Identified Cost $223,369,817)                               222,916,253

OTHER ASSETS, LESS LIABILITIES - (3.31)%                      (7,137,785)
                                                            -------------
NET ASSETS -100%                                            $215,778,468
                                                            =============

*  Non-income producing security.
** Securities have been determined to be illiquid and have been valued at fair value by the Advisor.

Federal Tax Information:

At December 31, 1998, the net unrealized depreciation (based on identified cost for federal income tax purposes of $227,363,489) was as follows:








Unrealized appreciation        $ 27,544,536

Unrealized depreciation         (31,991,772)
                               -------------
UNREALIZED DEPRECIATION - NET  $ (4,447,236)
                               =============



For its fiscal year ended December 31, 1998, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.087 per share (representing a total of $3,675,575). The total amount of taxes paid by the Fund to such countries was $0.0067 per share (representing a total of $157,869).

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

DECEMBER 31, 1998





ASSETS:

Investments, at value (identified cost $223,369,817)
    (Note 2)                                                    $222,916,253
Foreign currency, at value (cost $650,257)                           629,934
Cash                                                                  67,929
Dividends receivable                                                 156,319
Receivable for fund shares sold                                      120,990
                                                                -------------
TOTAL ASSETS                                                     223,891,425
                                                                -------------
LIABILITIES:
Accrued management fee (Note 3)                                      181,933
Accrued Directors' fees (Note 3)                                       3,200
Payable for securities purchased                                   7,769,060
Payable for fund shares repurchased                                  127,062
Custodian fee payable                                                 15,399
Audit fee payable                                                     12,002
Other payables and accrued expenses                                    4,301
                                                                -------------
TOTAL LIABILITIES                                                  8,112,957
                                                                -------------
NET ASSETS FOR 25,249,242 SHARES
   OUTSTANDING                                                  $215,778,468
                                                                =============
NET ASSETS CONSIST OF:
Capital stock                                                   $    252,493
Additional paid-in-capital                                       218,836,671
Undistributed net investment income                                  663,586
Accumulated net realized loss on investments                      (3,500,434)
Net unrealized depreciation on investments, foreign currency,
      And other assets and liabilities                              (473,848)
                                                                -------------
TOTAL NET ASSETS                                                $215,778,468
                                                                =============
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE - CLASS A
  ($215,778,468/25,249,242 shares)                              $       8.55
                                                                =============


The accompanying notes are an integral part of the financial statements.

Statement of Operations

FOR THE FOR THE YEAR ENDED DECEMBER 31, 1998





INVESTMENT INCOME:

Dividends (net of withholding $157,869)                                $ 3,589,868
Interest                                                                 1,105,451
                                                                       ------------
Total Investment Income                                                  4,695,319
                                                                       ------------

EXPENSES:
Management fee (Note 3)                                                  1,365,694
Directors' fees (Note 3)                                                     6,700
Custodian fee                                                              105,418
Audit fee                                                                   26,499
Registration and filing fees                                                19,473
Miscellaneous                                                               25,766
                                                                       ------------
Total Expenses                                                           1,549,550
                                                                       ------------
NET INVESTMENT INCOME                                                    3,145,769
                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS)

   ON INVESTMENTS:

Net realized gain on -
    Investments (identified cost basis)                                 10,236,700
    Foreign currency and forward foreign currency exchange contracts       886,391
                                                                       ------------
Net realized gain on investments                                        11,123,091
                                                                       ------------
Net change in unrealized appreciation (depreciation) on -

      Investments                                                        4,060,130
      Foreign currency, forward foreign currency exchange contracts
         and other assets and liabilities                                 (469,833)
                                                                       ------------
Net change in unrealized appreciation on investments                     3,590,297
                                                                       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                                       14,713,388
                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                     $17,859,157
                                                                       ============


The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets







                                                       FOR THE YEAR     FOR THE YEAR

                                                      ENDED 12/31/98    ENDED 12/31/97
                                                     ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:


Net investment income                                 $     3,145,769   $       733,858
Net realized gain on investments                           10,471,176        11,636,976
Net change in unrealized appreciation
   (depreciation) on investments                            4,242,212        (7,176,949)
                                                      ----------------  ----------------
Net increase from operations                               17,859,157         5,193,885
                                                      ----------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income                                 (3,194,797)         (730,313)
From net realized gain on investments                     (14,305,423)      (11,273,357)
                                                      ----------------  ----------------
Total distributions to shareholders                       (17,500,220)      (12,003,670)
                                                      ----------------  ----------------
CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share
   Transactions (Note 5)                                  120,204,580        24,686,416
                                                      ----------------  ----------------
Net increase in net assets                                120,563,517        17,876,631
NET ASSETS:
Beginning of year                                          95,214,951        77,338,320
                                                      ----------------  ----------------
END OF YEAR (including undistributed net investment
   income of $663,586 and $183,266 respectively)      $   215,778,468   $    95,214,951
                                                      ================  ================

The accompanying notes are an integral part of the financial statements.

Financial Highlights





                                                                                FOR THE

                                            FOR THE           FOR THE           PERIOD 9/6/96

                                            YEAR              YEAR              (COMMENCEMENT OF OPERATIONS)

                                            ENDED 12/31/98    ENDED 12/31/97    TO 12/31/96
                                            ----------------  ----------------  -----------------------------



PER SHARE DATA (FOR A SHARE OUTSTANDING

  THROUGHOUT EACH PERIOD)

NET ASSET VALUE  -  BEGINNING  OF PERIOD    $          9.76   $         10.42   $                      10.00
                                            ----------------  ----------------  -----------------------------
Income from investment operations:

   Net investment income                              0.121             0.086                          0.051

   Net realized and unrealized gain (loss)

      on investments                               (0.593)1             0.669                          0.429
                                            ----------------  ----------------  -----------------------------
Total from investment operations                     (0.472)            0.755                          0.480
                                            ----------------  ----------------  -----------------------------

Less distributions to shareholders:

   From net investment income                        (0.135)           (0.086)                        (0.051)

   From net realized gain on investments             (0.603)           (1.329)                        (0.009)
                                            ----------------  ----------------  -----------------------------
Total distributions to shareholders                  (0.738)           (1.415)                        (0.060)
                                            ----------------  ----------------  -----------------------------
NET ASSET VALUE - END OF PERIOD             $          8.55   $          9.76   $                      10.42
                                            ================  ================  =============================
Total return2                                        (4.38)%             7.81%                          4.82%

Ratios of expenses (to average net assets)

   Supplemental Data:

   Expenses                                            1.13%             1.15%                        1.17%3

   Net investment income                               2.30%             0.79%                        1.54%3

Portfolio turnover                                       52%               62%                             1%

NET ASSETS - END OF PERIOD (000'S OMITTED)  $       215,778   $        95,215   $                     77,338
                                            ================  ================  =============================



1The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of shares and repurchases of fund shares in relation to fluctuating market values of the investment of the Fund.

2Represents aggregate total return for the period indicated.
3Annualized

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  ORGANIZATION
World Opportunities Series (the "Fund") is a no-load non-diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Fund are offered to investors, employees, and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1998, 940 million shares have been designated in total among 19 series, of which 37.5 million have been designated as World Opportunities Series Class A Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES
   SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage-backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund=s pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.    Dividend  income is recorded on the ex-dividend date.
Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

   FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

For the year ended December 31, 1998, the Fund distributed $9,016,844 of long-term capital gains.

FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed or settled. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain
(loss) from foreign currency and forward foreign currency exchange contracts.

The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At December 31, 1998, the Fund had no open forward foreign currency exchange contracts.

OPTIONS CONTRACTS
The Fund may write (sell) or buy call or put options on securities and other financial instruments. When the Fund writes a call, the Fund gives the purchaser the right to buy the underlying security from the Fund at the price specified in the option contract (the Aexercise price@) at any time during the option period. When the Fund writes a put option, the Fund gives the purchaser the right to sell to the Fund the underlying security at the exercise price at any time during the option period. The Fund will only write options on a Acovered basis.@ This means that the Fund will own the underlying security when the Fund writes a call or the Fund will put aside cash, U.S. Government securities, or other liquid assets in the amount not less than the exercise price at all times the put option is outstanding.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund=s Statement of Assets and Liabilities as an
asset  and  an  equivalent  liability.    The  amount  of  the  liability  is
subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

Notes to Financial Statements

    OPTIONS CONTRACTS (continued)
If a written option expires on its stipulated expiration date or if the Fund enters into a closing transaction, a gain or loss is realized on the contract. When a gain or loss is realized, the liability related to such option contract is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the premium received from the option is added to proceeds from the sale of the underlying security thereby increasing the gain or decreasing the loss from the sale of the underlying security. If a written put option is exercised, the cost of the underlying security purchased by the Fund will be decreased by the premium originally received.

The Fund may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Fund for the purchase of a call or put option is included in the Fund=s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

If an option the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are decreased by the premium originally paid.

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for options contracts for the year ended December 31, 1998 is as follows:






Written Put Options

                                           Contract    Amount
                                           ----------  ----------
Balance, December 31, 1997                         0           0
Options written                                  400   $ 232,992

Option terminated in closing transactions       (400)   (232,992)
                                           ----------  ----------
Balance, December 31, 1998                 $       0   $       0
                                           ==========  ==========

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES
The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $1,365,694 for the year ended December 31, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $6,700 for the year ended December 31, 1998.

4. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $165,477,453 and $60,632,552, respectively.

5. CAPITAL STOCK TRANSACTIONS
 Transactions in shares of World Opportunities Series Class A Shares were:







             For the Year                   For the Year

             Ended 12/31/98                 Ended 12/31/97
             ---------------                ---------------

             Shares           Amount        Shares           Amount
             ---------------  ------------  ---------------  ------------



Sold             15,718,371   124,416,600        1,618,889   $19,147,297

Reinvested        2,113,935    17,233,683        1,260,495    11,848,761

Repurchased      (2,338,228)  (21,445,703)        (543,078)   (6,309,642)
             ---------------  ------------  ---------------  ============

Total            15,494,078   120,204,580        2,336,306   $24,686,416
             ===============  ============  ===============  ============

6.     FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable domestic companies and the United States Government.

Independent Accountants Report

To the Shareholders and the Board of Directors of

Exeter Fund, Inc.- World Opportunities Series:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc. (formerly Manning & Napier Fund, Inc.) - World Opportunities Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial
statement  presentation.    We  believe  that  our  audits,  which  included
confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 5, 1999

Exeter Fund, Inc.
Global Fixed Income

Annual Report

December 31, 1998

Management Discussion and Analysis

Dear Shareholders:

The Global Fixed Income Series has been open for a little over a year now, and while the primary investment catalyst behind the activation on the fund (i.e. the first Latin American debt crisis) has not played out as quickly as we anticipated, the rationale behind having a global fund is more important today than it was one year ago. The Global Fixed Income Series exists so that our clients have access to a greater number of fixed income investment opportunities. That is more important today than it was one year ago because of the relatively low level of U.S. interest rates. For years we have projected that interest rates could fall to as low as 5%. At times, that seemed crazy, but by the end of 1998, domestic interest rates had broken through the 5% level.

Our falling interest rate forecast was based upon a realization of the fact that the world's economy was becoming increasingly globalized. The associated increase in the competitive environment established a disinflationary tone within the U.S. economy. It was not, however, limited to the U.S. The disinflationary pressures that have pushed down U.S. rates had, or are having, the same impact around the world. The Global Fixed Income Series allows us to act on opportunities tied to that dynamic, as well as other opportunities outside of the U.S. Traditionally, international fixed income securities are introduced into a portfolio for diversification reasons. However, with interest rates converging around the world, diversification as an investment rationale may be losing some of its luster. Beyond diversification however, there will always be individual opportunities in the global fixed income marketplace.

As was mentioned earlier, the catalyst behind the activation of the Global Fixed Income Series was the sell-off of Latin American debt (specifically Brazil, Argentina, and Mexico). We believe, the increase in Latin American yields at the end of 1997 occurred in sympathy with the problems in the Pacific Rim. We were of the opinion that the economic fundamentals in Latin America are quite different from those in the Pacific Rim, and did not justify the sell off. Our opinions were correct for the first six months of 1998; however, Latin American debt as well as all emerging market debt was hit quite hard when the Russian financial crisis developed in August of last year. That situation stabilized somewhat later in the year when the U.S. Federal Reserve cut interest rates on three separate occasions. However as the year came to a close, new problems began to emerge in Brazil and at the end of the year, the Latin American holdings were holding back the overall performance of the series. That is not to say the fund failed to generate a positive return. It did. The Global Fixed Income Series returned 2.78% in 1998. Unfortunately, its return did not measure up to the return of the Merrill Global Government Bond Index which posted a total return of 14.12% last year.

The positive return that the Series did generate can be traced to the 80% of its assets that were not invested in Latin America. Those monies were invested in seven different developed countries with an overweighting in U.S. securities. The rationale for this can be traced to a positive overview on the U.S. dollar, plus the opportunity to invest in non-U.S. Treasury securities Such as "putable" corporate bonds, yankee bonds, and selected mortgaged-backed securities. The Global Fixed Income Series also invested in Canada and the U.K., as well as the relatively higher yielding government bonds of the Monetary Union (EMU) members, Spain and Italy. The currency exposures associated with these later two positions are partially hedged to mitigate the currency risk. The bonds of Australia and New Zealand were also purchased because both of these countries are characterized by very high real interest rates and we correctly expected both to experience

Management Discussion and Analysis

economic slowdowns associated with the problems in the Pacific Rim. Those positions were also partially hedged.

We are excited about the first full year of the Global Fixed Income Series because of the investment opportunities that it has opened up for us. While we are disappointed with performance of the Latin American investments, we still firmly believe that over a three to five year investment horizon these securities will be strong relative performers. Our other investments have performed pretty much as expected because they have been based upon the same fixed income processes that have been so successful within the U.S. markets.

We appreciate your business and we hope that you and your families have a healthy and prosperous 1999.

Sincerely,



Exeter Asset Management

[graphic]
<pie chart>
Data for pie chart to follow:

Portfolio Composition 1  -  As of 12/31/98





Argentina                       1.69%
Australia                       6.48%
Brazil                          5.78%
Canada                         12.19%
Spain                           4.66%
Italy                           7.17%
Mexico                          7.07%
New Zealand                     2.70%
United Kingdom                  6.69%
Corporate Bonds                22.01%
U.S. Government Securities     18.51%
Cash , equivalents, & assets,
 less other liabilities         5.05%



1 As a percentage of net assets

Performance Update of December 31,  1998

Exeter Fund, Inc. Global Fixed Income Series.






                                 Total Return
Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual
One Year     $           10,278          2.78%     2.78%
Inception 2  $           10,483          4.83%     4.11%



Merill Lynch Global Government Bond Index





                                 Total Return
Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual
One Year     $           11,412         14.12%    14.12%
Inception 2  $           11,231         12.31%    10.43%





Merill Lynch U.S. Treasury Index Bond Index





                                 Total Return
Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual
One Year     $           11,003         10.03%    10.03%
Inception 2  $           11,180         11.80%    10.00%



The value of a $10,000 investment in the Exeter Fund, Inc. - Global Fixed Income Series from its inception (10/31/97) to present (12/31/98) as compared to the Merrill Lynch Global Government Bond Index and Merrill Lynch U.S. Treasury Bond Index.

[graphic]
<line chart>
Data for line chart to follow:





          Exeter Fund Inc.,     Merrill Lynch Global   Merrill Lynch U.S.
          Global Fixed Income   Government Bond        Treasury Index
Date      Series                Index                  Bond Index

10/31/97  $             10,000  $              10,000  $            10,000
12/31/97                10,200                  9,841               10,161
12/31/98                10,483                 11,231               11,180


1 The unmanaged Merrill Lynch Global Government Bond Index is a market value weighted measure of approximately 535 global government bonds. The unmanaged Merrill Lynch U.S. Treasury Bond Index is a market value weighted measure of approximately 164 U.S. Treasury bonds.
The Indices' returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from October 31,1997, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.
3

Investment Portfolio - December 31, 1998





                                                          Principal      Value
                                                Currency   Amount            (Note 2)

ARGENTINA - 1.69%
        Republic of Agrentina, 11.375%,
          1/30/2017
        (Identified Cost $2,058,727)            USD           2,000,000  $ 2,006,250
                                                                         ------------

AUSTRALIA - 6.48%
        Australian Government, 8.75%,
          1/30/2017                             AUD           5,320,000    3,504,007
        Australian Government, 6.75%,
          1/15/2001                             AUD           6,140,000    4,186,231
                                                                         ------------

      TOTAL AUSTRALIAN SECURITIES
        (Identified Cost $8,472,844)                                       7,690,238
                                                                         ------------

BRAZIL -  5.78%
        Federal Republic of Brazil, 10.125%,
          5/15/2027
        (Identified Cost $8,275,000)            USD          10,000,000    6,862,500
                                                                         ------------

CANADA - 12.19%
        Canadian Government, 4.75%, 9/15/1999   CAD           1,875,000    1,218,225
        Canadian Government, 5.50%, 9/1/2002    CAD           1,845,000    1,228,396
        Canadian Government, 7.25%, 6/1/2007    CAD          11,745,000    8,867,308
        Canadian Government, 6.00%, 6/1/2008    CAD           4,500,000    3,166,849
                                                                         ------------

      TOTAL CANADIAN SECURITIES
        (Identified Cost $14,913,753)                                     14,480,778
                                                                         ------------

SPAIN - 4.66%
        Bonos Y Oblig Del Estado, 9.40%,
          4/30/1999                             SP          250,000,000    1,792,660
        Bonos Y Oblig Del Estado, 7.90%,
          2/28/2002                             SP          468,000,000    3,744,943
                                                                         ------------

      TOTAL SPANISH SECURITIES
      (Identified Cost $5,193,697)                                         5,537,603
                                                                         ------------

ITALY - 7.17%
       Buoni Poliennali del Tesoro, 7.50%,
         10/1/1999                              ITL       6,625,000,000    4,123,828
       Buoni Poliennali del Tesoro, 6.25%,
         3/1/2002                               ITL       6,700,000,000    4,395,892
                                                                         ------------

      TOTAL ITALIAN SECURITIES
      (Identified Cost $8,017,691)                                         8,519,720
                                                                         ------------

MEXICO - 7.07%
       United Mexican States, 11.50%,
        5/15/2026
        (Identified Cost $7,652,785)            USD           7,800,000    8,399,625
                                                                         ------------

NEW ZEALAND - 2.70%
       New Zealand Government, 6.50%,
        2/15/2000                               NZD           3,065,000    1,647,345
       New Zealand Government, 8.00%,
        11/15/2006                              NZD           2,550,000    1,566,497
                                                                         ------------

      TOTAL NEW ZEALAND SECURITIES
       (Identified Cost $3,656,548)                                        3,213,842
                                                                         ------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1998





                                                                               Value
                                                   Currency  Principal Amount  (Note 2)
UNITED KINGDOM - 6.69%
       United Kingdom Bond, 9.50%, 1/15/1999       BP               1,726,500  $ 2,867,423
       United Kingdom Bond, 8.00%, 12/07/2000      BP               2,900,000    5,081,177
                                                                               ------------

      TOTAL UNITED KINGDOM SECURITIES
       (Identified Cost $7,866,305)                                              7,948,600
                                                                               ------------

UNITED STATES - 18.51%
      U.S. GOVERNMENT AGENCIES -10.93%
       Federal Home Loan Mortgage Corp. Discount
        Note, 5.125%, 10/15/2008                   USD              2,000,000    1,961,352
       GNMA, POOL #417346, 6.00%, 4/15/2026        USD              5,722,950    5,671,101
       GNMA, POOL #441545, 9.00%, 3/15/2027        USD              5,019,098    5,354,750
                                                                               ------------
        Note, 5.125%, 10/15/2008
      TOTAL U.S. GOVERNMENT AGENCIES
       (Identified Cost $12,819,853)                                            12,987,203
                                                                               ------------

      U.S. TREASURY SECURITIES - 1.70%
      U.S. Treasury Note, 5.75%, 9/30/1999         USD
             (Identified Cost $2,000,543)                           2,000,000    2,015,626
                                                                               ------------

     U.S. Treasury Stripped Securities - 5.88%
      Interest Stripped - Principal Payment.
          11/15/2002                               USD              4,000,000    3,365,836
      Interest Stripped - Principal Payment.
          11/15/2017                               USD             10,300,000    3,614,260
                                                                               ------------

     Total U.S. Treasury Stripped Securities
     (Identified Cost $6,628,219)                                                6,980,096
                                                                               ------------

TOTAL U.S. TREASURY SECURITIES
     (Identified Cost $8,628,762)                                                8,995,722
                                                                               ------------

TOTAL UNITED STATES SECURITIES
     (Identified Cost $21,448,615)                                              21,982,925
                                                                               ------------

CORPORATE BONDS -22.01%
Asia Pulp & Paper, 3.50%, 4/30/2003                USD              5,140,000    2,891,250
Bayer Corp., 6.20%, 2/15/2028                      USD              2,000,000    2,077,340
Canadian National Railway, 6.90%, 7/15/2028        USD              3,000,000    3,094,011
General Electric, 7.44%, 12/11/2002                USD              2,300,000    2,459,100
Gulf Canada Resources, 8.375%, 11/15/2005          USD              2,000,000    1,970,000
Merrill Lynch & Co. Inc., Stock Linked Note,
 (Telebras),11/28/2003                             USD              5,000,000    4,233,750
Motorola. Inc., 6.50%, 9/1/2025                    USD              3,000,000    3,171,828




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1998





                                             Principal       Value
                                              Amount/Shares  (Note2)
CORPORATE BONDS (continued)
Oracle Corp., 6.91%, 2/15/2007          USD       2,000,000  $  2,083,306
Xerox Corp., 6.25%, 11/15/2026          USD       3,990,000     4,168,125
                                                             -------------

TOTAL CORPORATE BONDS
(Identified Cost $28,753,530)                                  26,148,710
                                                             -------------


SHORT-TERM INVESTMENTS - 3.59%
Federal Mortgage Corp. Discount Note,
     2/22/1999                          USD       3,000,000     2,978,637
Dreyfus Treasury Cash Management Fund   USD       1,291,679     1,291,679
                                                             -------------

TOTAL SHORT-TERM INVESTMENTS
  (Identified Cost $4,270,316)                                  4,270,316
                                                             -------------

TOTAL INVESTMENTS - 98.55%
  (Identified Cost $120,579,811)                              117,061,107

OTHER ASSETS, LESS LIABILITIES - 1.45%                          1,731,610
                                                             -------------

NET ASSETS -100%                                             $118,792,717
                                                             =============



KEY:

AUD- Australian Dollar          BP- British Pound
CAD- Canadian Dollar          ITL- Italian Lira
NZD- New Zealand Dollar          SP- Spanish Peseta
USD- United States Dollar

Federal Tax Information
At December 31, 1998, the net unrealized depreciation (based on identified cost for federal income tax purposes of $120,579,811) was as follows:





Unrealized appreciation
                               $ 2,930,753

Unrealized depreciation
                                (6,449,457)
                               ------------

Unrealized depreciation - net  $(3,518,704)
                               ============



The accompanying notes are an integral part of the financial statements.
6

Statement of Assets and Liabilities

December 31, 1998





ASSETS:

Investments, at value (identified cost $120,579,811) (Note 2)             $117,061,107
Receivable for open forward foreign currency exchange contracts (Note 2)        86,055
Interest receivable                                                          1,810,472
Receivable for fund shares sold                                                 43,790
                                                                          -------------
TOTAL ASSETS                                                               119,001,424
                                                                          -------------

LIABILITIES:

Accrued management fee (Note 3)                                                101,547
Accrued Directors' fees (Note 3)                                                 3,300
Payable for fund shares repurchased                                             78,314
Audit fee payable                                                               17,585
Other payables and accrued expenses                                              7,961
                                                                          -------------

TOTAL LIABILITIES                                                              208,707
                                                                          -------------

NET ASSETS FOR 12,303,383 SHARES OUTSTANDING                               118,792,717
                                                                          =============



NET ASSETS CONSIST OF:

Capital stock                                                              $   123,034
Additional paid-in-capital                                                 122,406,373
Undistributed net investment income                                            113,492
Accumulated net realized loss on investments                                  (430,074)
Net unrealized depreciation on investments, foreign currency, forward
foreign curreny exchange contracts, and other assets and liabilities        (3,420,108)
                                                                          -------------

TOTAL NET ASSETS                                                           118,792,717
                                                                          =============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($118,792,717/12,303,383 shares)                                          $       9.66
                                                                          =============



The accompanying notes are an integral part of the financial statements.
7

Statement of Operations

For the Year Ended December 31, 1998





INVESTMENT INCOME:


Interest                                               $   8,312,073
                                                       --------------

EXPENSES:

Management fee (Note 3)                                    1,248,572
Directors' fees (Note 3)                                       6,700
Registration and filing fees                                   37750
Custodian fee                                                  26247
Audit fee                                                     26,500
Miscellaneous                                                 12,691
                                                       --------------

Total Expenses                                             1,358,460
                                                       --------------

NET INVESTMENT INCOME                                      6,953,613
                                                       --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on-
  Investments(identified cost basis)                         797,653
  Foreign currency and forward foreign
  currency exchange contracts                                465,444
                                                       --------------
  Net realized gain on investments                         1,263,097
                                                       --------------

Net change in unrealized depreciation on-
  Investments                                             (4,043,064)
  Foreign currency, forward foreign
  currency exchange contracts, and other
  assets and liabilities                                    (818,667)
                                                       --------------
Net unrealized depreciation on
investments                                               (4,861,731)
                                                       --------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                                     (3,598,634)
                                                       --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $3,354,979.00
                                                       ==============



The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets






                                                                       For The Period
                                                        For the               10/31/97
                                                         Year            (commencement
                                                        Ended          of operations)
                                                            12/31/98   to 12/31/97
                                                        -------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $  6,953,613   $     1,011,923
Net realized gain on investments                           1,263,097            11,482
Net change in unrealized appreciation on investments
and forward foreign currency exchange contracts           (4,861,731)        1,441,623
                                                        -------------  ----------------
Net increase from operations                               3,354,979         2,465,028
                                                        -------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (Note 2):

From net investment income                                (7,343,129)         (982,372)
From realized gain on investments                         (1,231,571)               --
                                                        -------------  ----------------
Total distribution to shareholders                        (8,574,700)         (982,372)
                                                        -------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase (decrease) from capital share
transactions (Note 5)                                     (3,159,203)      125,688,985
                                                        -------------  ----------------

Net increase(decrease) in net assets                      (8,378,924)      127,171,641

NET ASSETS:
Beginning of period                                      127,171,641                --
                                                        -------------  ----------------
End of period (including undistributed net investment
income of  $113,942 and  $21,366)                       $118,792,717   $   127,171,641
                                                        =============  ================




The accompanying notes are an integral part of the financial statements.
9

Financial Highlights





                                             For the Year      For the Period
                                             Ended 12/31/98     10/31/97 to 12/31/97
                                             ----------------  ----------------------
Per share data (for a share
outstanding
throughout each period):

Net asset value Beginning of period          $         10.12   $               10.00
                                             ----------------  ----------------------
Income from investment operations:
Net investment income                                  0.597                   0.081
Net realized and unrealized gain (loss) on
investments                                           (0.322)                  0.118
                                             ----------------  ----------------------
Total from investment operations                       0.275                   0.199
                                             ----------------  ----------------------

Less distributions to shareholders:
From net investment income                            (0.629)                 (0.079)
From realized gain on investments                     (0.106)                     --
                                             ----------------  ----------------------
Total distributions to shareholders                   (0.735)                 (0.079)
                                             ----------------  ----------------------

Net asset value- End of period               $          9.66   $               10.12
                                             ================  ======================
Total return 1                                          2.78%                   2.00%
Ratios to average net assets
Supplemental Data:
  Expenses                                              1.10%                 1.09%2
  Net investment income                                 5.75%                 4.75%2

Portfolio turnover                                        29%                      3%

Net assets-End of period (000's omitted)     $       118,793   $             127,172
                                             ================  ======================



1 Represents aggregate total return for the period indicated.
2 Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.     ORGANIZATION
Global Fixed Income Series (the "Fund") is a no-load non-diversified series of Exeter Fund Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to clients and employees of Manning & Napier Advisors, Inc. (The "Advisor") and its affiliates. The total authorized capital stock of the corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1998, 940 million shares have been designated in total among 19 series, of which 50 million have been
designated as Global Fixed Income   Series Common Stock.


2.      SIGNIFICANT ACCOUNTING POLICIES
        SECURITY VALUATION
Portfolio securities, including corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including domestic and foreign government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Funds pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

        SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security  transactions  are  accounted  for  on  the  date  the securities are
purchased  or  sold.   Interest income and expenses are recorded on an accrual
basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

        FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Fianacial Statements

        FEDERAL INCOME TAXES (continued)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

        DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ
from  generally  accepted  accounting  principles.    The differences may be a
result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

        FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

Notes to Financial Statements
 .
2.      SIGNIFICANT ACCOUNTING POLICIES (continued)
        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)
The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward foreign currency exchange contracts sold on December 31, 1998 is as follows:





Settlement  Contracts       In Exchange   Contracts   Net Unrealized
Date        to Deliver      For           At Value    Appreciation
----------  --------------  ------------  ----------  ---------------

02/04/99    Deutsche Marks  $  7,106,738  $7,020,683  $        86,055


On December 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

3.      TRANSACTIONS WITH AFFILIATES
The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $1,248,572 for year ended December 31, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $6,700 for the year ended December 31, 1998.

Notes to Financial Statements

4.      PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $36,040,033 and $21,160,328, respectively. Purchases and sales of United States Government securities were $1,962,340 and $11,610,106, respectively.

5.      CAPITAL STOCK TRANSACTIONS
Transactions in shares of Global Fixed Income Series were:





                                             FOR THE PERIOD 10/31/97
             FOR THE YEAR                    (COMMENCEMENT OF OPERATIONS)
             ENDED 12/31/98                  TO 12/31/97
             ---------------                 ----------------------------
             SHARES           AMOUNT         SHARES                        AMOUNT
             ---------------  -------------  ----------------------------  -------------

SOLD                787,498   $  8,046,051                    12,643,992   $126,446,410
REINVESTED          860,110      8,297,448                        96,809        967,123
REPURCHASED      (1,912,940)   (19,502,702)                     (172,086)    (1,724,548)
             ---------------  -------------  ----------------------------  -------------
TOTAL              (265,332)    (3,159,203)                   12,568,715   $125,688,985
             ===============  =============  ============================  =============



6.      FOREIGN SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic
developments.    Moreover,  securities  of  foreign  companies  and  foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable U.S. companies and the United States Government.

Independent Accountants Report

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
EXETER FUND, INC.- GLOBAL FIXED INCOME SERIES:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc. (formerly Manning & Napier Fund, Inc.) - Global Fixed Income Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial
statement  presentation.    We  believe  that  our  audits,  which  included
confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 5, 1999

Exeter Fund, Inc.

New York Tax Exempt Series

Annual Report
December 31, 1998

Management Discussion and Analysis

DEAR SHAREHOLDERS:
If you step back and think about it, domestic fixed income portfolio management is primarily an economic exercise. With the growth of global trade, the ability of electronic commerce to connect geographically diverse regions, and the development of highly efficient, fully integrated financial markets, the world has shrunk in an economic sense. That means that bond managers, whether they focus on taxable or tax-exempt securities, can no longer rely strictly on a domestic economic perspective. They must incorporate the global factors that impact domestic interest rates into their investment process.

The logical question that arises is what can international events possibly have to do with municipal bonds issued by state and local governments? The answer is that interest rates across all sectors, including munis, key off of U.S. Treasury interest rates. The relative attractiveness of municipal bonds depends upon their relationship to U.S. Treasury rates. That is why they are often quoted as a percentage of U.S. Treasury yields.

With that in mind, we would like to discuss some of the global events that have impacted the U.S. fixed income markets during the second half of 1998. The international event that triggered the greatest response occurred in August of last year when Russia effectively defaulted on its internal debt, and the world concluded that the Russian economy was about to implode. That triggered an almost universal reassessment of investors risk tolerances, and what followed was an overall flight to quality.

One of the primary beneficiaries of this was the U.S. fixed income markets. However, not all sectors of the market benefited equally. The vast majority of the money flowed into the U.S. Treasury marketplace, causing their yields to move down much faster than all other fixed income sectors, including munis. The disparity became so great that there were times at the end of the third quarter and the start of the fourth, that the yields for long munis were higher than the yields for 30-year U.S. Treasury bonds.

Interestingly, longer-term U.S. Treasuries performed the best at first. Shorter-term U.S. Treasury securities are much more dependent on the actions of the Federal Reserve ( the "fed") and the Fed did not cut short-term rates until the beginning of October. The Fed's focus was a touch different. It was more concerned with the growing credit crunch conditions that were associated with the problems in Russia, the spread of the Asian contagion to Latin America, and the collapse of a number of high-profile hedge funds. The problems at the hedge funds were due to over-leverage during a period when emerging market securities, and most non-Treasury securities, were under duress. The combination of these events and the defaults they engendered caused banks to reassess their lending standards. As a result, banks reigned in their standards, and made credit a touch more difficult to get. That concerned the Fed, and it cut short-term interest rates on three separate occasions.

By the end of October, U.S. Treasury interest rates were down more than 100 basis points from the beginning of the year. The declines in muni yields were much less pronounced. Shorter-term muni rates had fallen by about 50 basis points (0.50%), while longer-term munis only experienced declines in the neighborhood of 25 basis points (0.25%).

The actions of the Fed helped alleviate the concerns of the financial markets and the flight to quality that drove U.S. Treasury rates so low reversed itself somewhat. This caused U.S. Treasury rates to rise modestly during the last two months of the year, while most other fixed income sectors including munis held their ground.

Management Discussion and Analysis

The performance of the New York Tax Exempt series reflects the decline in municipal interest rates as it earned its coupon and generated modest, yet unrealized capital gains. The New York Tax Exempt Series returned 5.53% over the last 12 months, a touch lower than its comparable benchmark, the Merrill Lynch Intermediate Municipal Index which returned 6.27% for the year, but that return does not account for fees. Furthermore, the index includes higher yielding, lower rated securities (i.e. securities rated triple-B) which our funds at this time do not.

It has been an interesting year in the financial markets with global events dictating how the domestic fixed income markets, including munis, have performed. In some cases, interesting has meant "troubling" (i.e. emerging markets) while in others, it has meant joyous (i.e. long U.S. Treasury bonds). Going forward investors should expect their managers to rely upon an increasingly global focus. Failure to do so can be expensive.

As always it has been a pleasure helping you meet your investment objectives, and we look forward to helping you meet those goals in the future. We hope you and your family have a safe and prosperous 1999.

Sincerely,



Exeter Asset Management

 [graphic]
<pie chart>
Data for pie chart to follow:

Portfolio Composition1  -  As of 12/31/98





General Obligation Bonds -  60%
Revenue Bonds -             38%
Pre-Refunded Bonds -         2%

As a percentage of municipal securities

[graphic]
<pie chart>

Data for pie chart to follow:

Quality Ratings2  -  As of 12/31/98






Aaa  81%
Aa   15%
A     4%



2 Using Moodys Ratings, as a percentage of municipal securities (unaudited).

Performance Update as of December 31, 1998

Exeter Fund, Inc. New York Tax Exempt Series






                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual
One Year     $           10,553          5.53%     5.53%
Inception 2  $           12,853         28.53%     5.19%





                  Merrill Lynch Intermediate Municipal Index





                                 Total Return
                                 -------------
Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual
One Year     $           10,627          6.27%     6.27%
Inception 2  $           13,197         31.97%     5.75%



 The value of a $10,000 investment in the Exeter Fund, Inc. - New York Tax Exempt Series from its inception (1/17/94) to present (12/31/98) as compared to the Merrill Lynch Intermediate Municipal Index.1

[graphic]
<line chart>
Data for line chart to follow:






Date      Exeter Fund, Inc.  -         Merrill Lynch Intermediate
          New York Tax Exempt Series   Municipal Index
01/17/94  $                    10,000  $                    10,000
12/31/94                        9,318                        9,719
12/31/95                       10,882                       11,020
12/31/96                       11,243                       11,532
12/31/97                       12,180                       12,419
12/31/98                       12,853                       13,197



1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 116 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from January 17, 1994, the Funds inception date. The Funds performance is historical and may not be indicative of future results.

Investment Portfolio  -  December 31, 1998




                                                                             CREDIT
                                                                             RATING*      PRINCIPAL   VALUE
                                                                             (UNAUDITED)  AMOUNT       (NOTE 2)
NEW YORK MUNICIPAL SECURITIES - 97.2%
Albany City School District, G.O. Bond, 4.35%,  2/1/2001                     Aaa          $  475,000  $483,270
Albany City School District, G.O. Bond, 4.35%,  2/1/2002                     Aaa             150,000   152,997
Albany County, G.O. Bond, 5.75%, 6/1/2010                                    Aaa             200,000   218,392
Amherst Public Improvement, G.O. Bond, 4.625%, 3/1/2004                      Aaa             250,000   258,952
Amherst Public Improvement, G.O. Bond, 4.625%, 3/1/2007                      Aaa             200,000   207,172
Auburn Central School District, G.O. Bond, 4.55%, 12/1/2006                  Aaa             385,000   397,439
Battery Park City Authority, Revenue Bond, 7.70%, 5/1/2015                   Aaa             500,000   517,555
Bayport-Blue Point Union Free School District, G.O. Bond, 5.60%, 6/15/2012   Aaa             250,000   274,497
Brighton Central School District, G.O. Bond, 5.40%, 6/1/2012                 Aaa             250,000   268,137
Brockport Central School District, G.O. Bond, 5.50%, 6/15/2015               Aaa             300,000   316,002
Broome County Public Safety, Certificate Participation, 5.00%, 4/1/2006      Aaa             250,000   264,052
Buffalo General Improvement, G.O. Bond, Series A, 4.75%, 2/1/2004            Aaa             500,000   519,830
Buffalo Municipal Water Authority, Revenue Bond, Series B, 5.00%, 7/1/2019   Aaa           1,000,000   993,660
Buffalo Municipal Water Authority, Revenue Bond, Series A, 5.00%, 7/1/2028   Aaa             750,000   739,747
Buffalo Schools, G.O. Bond, Series B, 5.05%,  2/1/2009                       Aaa             250,000   262,097
Buffalo, G.O. Bond, 5.00%, 12/1/2009                                         Aaa             150,000   158,511
Buffalo, G.O. Bond, Series A, 5.20%, 2/1/2010                                Aaa             250,000   267,293
Cattaraugus County Public Improvement, G.O. Bond, 5.00%, 8/1/2007            Aaa             300,000   319,092
Chittenango Central School District, G.O. Bond,  5.375%, 6/15/2016           Aaa             200,000   207,958
Colonie, G.O. Bond, 5.20%, 8/15/2008                                         Aaa             100,000   107,774
Cortlandville, G.O. Bond, 5.40%, 6/15/2013                                   Aaa             155,000   164,464
Dryden Central School District, G.O. Bond, 5.50%, 6/15/2011                  Aaa             200,000   214,442
East Aurora Union Free School District, G.O. Bond, 5.20%, 6/15/2011          Aaa             300,000   319,665
East Hampton, G.O. Bond, 4.625%, 1/15/2007                                   Aaa             175,000   179,735
East Hampton, G.O. Bond, 4.625%, 1/15/2008                                   Aaa             175,000   179,174


The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998






                                                                                    CREDIT
                                                                                    RATING*      PRINCIPAL   VALUE
                                                                                    (UNAUDITED)  AMOUNT       (NOTE 2)
NEW YORK MUNICIPAL SECURITIES(continued)
Eastchester Public Improvement, G.O. Bond, Series B, 4.90%, 10/15/2011              Aaa          $  385,000  $400,877
Ellenville Central School District, G.O. Bond, 5.375%, 5/1/2009                     Aaa             210,000   229,175
Ellenville Central School District, G.O. Bond, Series B, 5.70%,  5/1/2011           Aaa             700,000   776,188
Erie County Public Improvement, G.O. Bond, 5.80%, 1/15/2003                         Aaa             230,000   247,462
Erie County, G.O. Bond, Series B, 5.50%,  6/15/2009                                 Aaa             100,000   108,376
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025                                  Aaa             400,000   418,696
Fillmore Central School District, G.O. Bond, 5.25%, 6/15/2015                       Aaa             300,000   312,855
Gloversville City School District, G.O. Bond, 5.00%, 6/15/2005                      Aaa             350,000   370,569
Greene Central School District, G.O. Bond, 5.25%,  6/15/2012                        Aaa             195,000   206,259
Guilderland School District, G.O. Bond, 4.90%, 6/15/2008                            Aaa             370,000   382,887
Guilderland School District, G.O. Bond, 5.00%, 5/15/2014                            Aaa             505,000   513,120
Guilderland School District, G.O. Bond, 5.00%, 5/15/2016                            Aaa             400,000   402,588
Hamburg Central School District, G.O. Bond, 5.375%, 6/1/2014                        Aaa             600,000   638,424
Hempstead Town, G.O. Bond, Series B, 5.625%, 2/1/2010                               Aaa             200,000   219,746
Holland Central School District, G.O. Bond, 6.125%, 6/15/2010                       Aaa             245,000   275,316
Huntington, G.O. Bond, 5.90%, 1/15/2007                                             Aaa             300,000   333,267
Huntington, G.O. Bond, 5.875%, 9/1/2009                                             Aaa             250,000   275,885
Indian River Central School District, G.O. Bond, Second Series, 4.30%, 12/15/2003   Aaa             475,000   487,982
Irvington Union Free School District, G.O. Bond, Series B, 5.10%, 7/15/2005         Aaa             275,000   292,138
Jamesville-Dewitt Central School District, G.O. Bond, 5.75%, 6/15/2009              Aaa             420,000   474,054
Jordan-El Bridge Central School District, G.O. Bond, 5.875%, 6/15/2008              Aaa             500,000   556,095
Le Roy Central School District, G.O. Bond, 0.10%, 6/15/2008                         Aaa             350,000   238,325
Middletown City School District, G.O. Bond, Series A, 5.50%, 11/15/2005             Aaa             175,000   190,990




The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998




                                                                                CREDIT
                                                                                RATING*      PRINCIPAL   VALUE
                                                                                (UNAUDITED)  AMOUNT         (NOTE 2)
NEW YORK MUNICIPAL SECURITIES(continued)
Monroe County Public Improvement - Pre-refunded, G.O. Bond, 6.00%, 3/1/2002     Aaa          $   95,000  $  101,605
Monroe County Public Improvement - Pre-refunded, G.O. Bond, 6.00%, 3/1/2002     Aaa             390,000     417,140
Monroe County Public Improvement - Pre-refunded,   G.O. Bond, 6.10%, 6/1/2015   Aaa              20,000      22,508
Monroe County Public Improvement - Unrefunded Balance,
   G.O. Bond, 6.00%, 3/1/2002                                                   Aaa              15,000      15,996
Monroe County Public Improvement - Unrefunded Balance,
   G.O. Bond, 6.10%, 6/1/2015                                                   Aaa             180,000     202,572
Monroe County Public Improvement, G.O. Bond, 4.90%, 6/1/2005                    Aaa             250,000     263,222
Monroe County Water Authority, Revenue Bond, Series B, 5.25%, 8/1/2011          Aa3             500,000     526,885
Monroe County Water Authority, Revenue Bond, 5.00, 8/1/2019                     Aa3           1,700,000   1,695,597
Monroe County Water Improvement, G.O. Bond, 5.25%, 2/1/2017                     Aa2             320,000     330,848
Nassau County, G.O. Bond, Series A, 4.00%, 5/1/1999                             Aaa             100,000     100,337
Nassau County, G.O. Bond, Series S, 5.00%, 3/1/2005                             Aaa             300,000     315,684
Nassau County General Improvement, G.O. Bond, Series U, 5.25%, 11/1/2014        Aaa             335,000     348,872
Nassau County General Improvement, G.O. Bond, Series V, 5.25%, 3/1/2015         Aaa             385,000     398,721
New Castle, G.O. Bond, 4.75%, 6/1/2010                                          Aa1             450,000     459,153
New Rochelle City School District, G.O. Bond, Series A, 4.30%, 2/1/2003         Aaa             500,000     510,385
New Rochelle, G.O. Bond, Series C, 6.20%, 3/15/2007                             Aaa             175,000     195,206
New York City Municipal Water Authority, Revenue Bond,
   Series B, 5.00%, 6/15/2003                                                   A1              400,000     418,064
New York City Municipal Water Authority, Revenue Bond,
   Series B, 5.375%, 6/15/2019                                                  Aaa             250,000     255,250
New York City Municipal Water Finance Authority, Revenue
   Bond, Series B, 5.50%, 6/15/2019                                             Aaa           1,000,000   1,040,690
New York City Municipal Water Finance Authority, Revenue
   Bond, Series B, 5.125%, 6/15/2030                                            Aaa           1,000,000     997,650
New York City, G.O. Bond, Series K, 5.50%,  4/1/2007                            Aaa             500,000     545,075
New York City, G.O. Bond, Series I, 5.00%, 5/15/2028                            Aaa           1,900,000   1,873,970


The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998




                                                                   CREDIT
                                                                   RATING*      PRINCIPAL   VALUE
                                                                   (UNAUDITED)  AMOUNT         (NOTE 2)
NEW YORK MUNICIPAL SECURITIES(continued)
New York Government Assistance Corp., Revenue Bond,
   Series A, 5.90%, 4/1/2013                                       Aaa          $  500,000  $  548,980
New York Government Assistance Corp., Revenue Bond,
   Series A, 6.00%, 4/1/2024                                       A3              250,000     271,855
New York State Dorm Authority, Revenue Bond, 5.00%, 7/1/2022       Aaa           2,000,000   1,972,800
New York State Environmental Facilities Corp. Pollution Control,
   Revenue Bond, Series A,  4.65%, 6/15/2007                       Aaa             250,000     259,393
New York State Environmental Facilities Corp. Pollution Control,
   Revenue Bond, Series A,  5.20%, 6/15/2015                       Aaa             250,000     258,715
New York State Environmental Pollution Control, Revenue Bond
   Pooled LN-B, 6.65%, 9/15/2013                                   Aaa             500,000     554,635
New York State Environmental Facilities Corp. Pollution Control,
   Revenue Bond, Series E, 5.00%, 6/15/2012                        Aaa             200,000     206,306
New York State Housing Finance Agency, State University
   Construction, Revenue Bond, Series A, 8.00%, 5/1/2011           Aaa             250,000     327,283
New York State Local Government Assistance Corp.,
   Revenue Bond, Series C, 5.00%, 4/1/2021                         Aaa             750,000     741,015
New York State Local Government Assistance Corp.,
   Revenue Bond, Series D, 5.00%, 4/1/2023                         Aaa           1,375,000   1,357,771
New York State Medical Care Facility, Financial Agency,
   Revenue Bond, 7.75%, 2/15/2020                                  Aaa             380,000     406,402
New York State Mortgage Agency, Homeowners Mortgage,
   Revenue Bond, Series 31A, 5.375%, 10/1/2017                     Aa2             500,000     508,300
New York State Power Authority, Revenue Bond, Series CC,
   5.00%, 1/1/2014                                                 Aaa             500,000     532,215
New York State Power Authority, Revenue Bond, Series CC,
    5.25%, 1/1/2018                                                Aaa             250,000     268,410
New York State Power Authority Revenue & General Purpose,
   Revenue Bond, Ref-Series CC, 4.80%, 1/1/2005                    Aaa             250,000     264,340
New York State Thruway Authority, Highway & Bridge, Revenue
   Bond, Series B, 5.75%, 4/1/2006                                 Aaa             100,000     110,152
New York State Thruway Authority, Highway & Bridge, Revenue
   Bond, Series C, 5.00%, 4/1/2016                                 A3              950,000     945,583
New York State Thruway Authority, Highway & Bridge, Revenue
   Bond, Series A, 5.25%, 4/1/2017                                 Aaa             555,000     571,728
New York State Thruway Authority, Revenue Bond, Series A,
   5.50%, 1/1/2023                                                 Aaa           1,020,000   1,074,050



The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998







                                                                    CREDIT
                                                                    RATING*      PRINCIPAL   VALUE
                                                                    (UNAUDITED)  AMOUNT         (NOTE 2)
NEW YORK MUNICIPAL SECURITIES(continued)
New York State Thruway Authority, Revenue Bond, Series B,
   4.90%, 1/1/2007                                                  Aaa          $  450,000  $  470,601
New York State Urban Development Correctional Capital Facilities,
     Revenue Bond, Series A, 5.25%, 1/1/2014                        Aaa             500,000     533,255
New York State Urban Development Corp.  Correctional Facility,
   Revenue Bond, Series G, 7.00%, 1/1/2017                          Aaa              50,000      52,901
New York State Urban Development, Revenue Bond, 5.375%,
   7/1/2022                                                         Aaa             400,000     413,680
New York, G.O. Bond, 8.00%, 3/15/2016                               Aaa             500,000     535,280
New York, G.O. Bond, Series B, 5.125%, 3/1/2018                     A2            1,000,000   1,010,610
Niagara County, G.O. Bond, Series B, 5.20%, 1/15/2011               Aaa             400,000     420,468
Niagara County, G.O. Bond, 5.90%, 7/15/2014                         Aaa             350,000     384,122
North Hempstead, G.O. Bond, Series B, 5.90%, 4/1/2004               Aaa             300,000     328,857
North Hempstead, G.O. Bond, Series C, 4.90%, 8/1/2006               Aaa             300,000     312,435
North Syracuse Central School District, G.O. Bond, 5.50%
   6/15/2011                                                        Aaa             295,000     316,874
Onondaga County, G.O. Bond, 5.85%, 2/15/2002                        Aa2             300,000     319,068
Penfield Central School District, G.O. Bond, 5.20%, 6/15/2010       Aaa             560,000     595,594
Queensbury, G O. Bond, Series A, 5.50%, 4/15/2011                   Aaa             150,000     162,693
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012                   Aaa             350,000     378,200
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006                    Aaa             250,000     260,355
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020                    Aaa             250,000     253,298
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022                    Aaa              95,000      95,970
Rome, G.O. Bond, 5.20%, 12/1/2010                                   Aaa             390,000     412,979
Sands Point, G.O. Bond, 6.70%, 11/15/2014                           A2a             700,000     800,121
Schenectady, G.O. Bond, 4.55%, 10/1/2002                            Aaa             200,000     205,892
Schenectady, G.O. Bond, 5.30%, 2/1/2011                             Aaa             250,000     267,883
South County Central School District Brookhaven, G.O. Bond,
   5.50%, 9/15/2007                                                 Aaa             380,000     408,572
South Huntington Union Free School District, G.O. Bond, 5.00%,
   9/15/2016                                                        Aaa             325,000     329,378
South Huntington Union Free School District, G.O. Bond, 5.10%,
   9/15/2017                                                        Aaa             100,000     101,856
Steuben County Public Improvement, G.O. Bond, 5.60%,
   5/1/2006                                                         Aaa             500,000     526,085
Suffolk County Water Authority, Revenue Bond, 5.10%,
   6/1/2009                                                         Aaa             250,000     268,510


The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998







                                                                 CREDIT
                                                                 RATING*      PRINCIPAL   VALUE
                                                                 (UNAUDITED)  AMOUNT         (NOTE 2)
NEW YORK MUNICIPAL SECURITIES(continued)
Suffolk County Water Authority, Series A, Revenue Bond, 5.00%,
    6/1/2017                                                     Aaa          $  400,000  $  402,436
Suffolk County, G.O. Bond, Series G, 5.40%,  4/1/2013            Aaa             400,000     422,632
Suffolk County, G.O. Bond, Series A, 4.75%, 8/1/2019             Aaa             895,000     861,948
Sullivan County Public Improvement, G.O. Bond, 4.375%,
   3/15/2001                                                     Aaa             300,000     305,064
Sullivan County Public Improvement, G.O. Bond, 5.125%,
   3/15/2013                                                     Aaa             330,000     338,504
Three Village Central School District, G.O. Bond, 5.375%,
   6/15/2007                                                     Aaa             230,000     250,617
Tioga County Public Improvement, G.O. Bond, 5.25%,
   3/15/2005                                                     Aaa             250,000     263,828
Tompkins County Public Improvement, G.O. Bond, Series B,
    5.10%, 4/1/2020                                              Aa2             400,000     402,608
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2011          Aa2             135,000     146,042
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2013          Aa2             300,000     324,537
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2014          Aa2             300,000     323,196
Triborough Bridge & Tunnel Authority, Revenue Bond, Series A,
   6.50%, 1/1/2004                                               Aaa             200,000     214,862
Triborough Bridge & Tunnel Authority, Revenue Bond, Series A,
   5.00%, 1/1/2012                                               Aa3             500,000     507,050
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, 5.00%, 1/1/2017                                 Aa3             250,000     250,265
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, Series A, 4.75%, 1/1/2019                       Aaa             300,000     288,750
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, Series A, 5.125%, 1/1/2022                      Aa3           1,700,000   1,698,861
Tri-Valley Central School District, G.O. Bond,  5.60%,
   6/15/2008                                                     Aaa             120,000     130,585
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2008       Aaa             250,000     261,335
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2009       Aaa             250,000     260,240
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2010       Aaa             215,000     215,243
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2011       Aaa             100,000      99,292


The accompanying notes are an integral part of the financial statements.

Investment Portfolio  -  December 31, 1998






                                                              CREDIT       PRINCIPAL
                                                              RATING*      AMOUNT/     VALUE
                                                              (UNAUDITED)  SHARES          (NOTE 2)
NEW YORK MUNICIPALS SECURITIES (CONTINUED)
White Plains, G.O. Bond, 4.50%, 9/1/2005                      Aa1          $  180,000  $   186,140
White Plains, G.O. Bond, 4.50%, 9/1/2007                      Aa1             315,000      323,140
William Floyd Union Free School District, G.O. Bond, 5.70%,
   6/15/2008                                                  Aaa             405,000      451,697
Williamsville Central School District, G.O. Bond, 5.375%,
   5/1/2004                                                   Aaa             800,000      857,992
Wyandanch Union Free School District, G.O. Bond, 5.60%,
   4/1/2017                                                   Aaa             500,000      533,425
                                                                                       ------------

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $56,496,203)                                                        59,044,370
                                                                                       ------------

SHORT-TERM INVESTMENTS - 1.5%
Dreyfus Basic New York Tax Free Money Market Fund
   (Identified Cost $919,643)                                                 919,643      919,643
                                                                                       ------------

TOTAL INVESTMENTS - 98.7%
   (Identified Cost $57,415,846)                                                        59,964,013
OTHER ASSETS, LESS LIABILITIES - 1.3%                                                      808,421
                                                                                       ------------
NET ASSETS - 100%                                                                      $60,772,434
                                                                                       ============




KEY  -
G.O. Bond  -  General Obligation Bond
Ref.  -  Referendum
*Credit Rating by Moodys (unaudited)

Federal Tax Information:

At December 31, 1998, the net unrealized appreciation (based on identified cost for federal income tax purposes of $57,415,846) was as follows:




Unrealized appreciation            $2,739,173
Unrealized depreciation              (191,006)
                                 -------------
Unrealized appreciation - net      $2,548,167
                                 =============

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities






DECEMBER 31, 1998

ASSETS:
Investments, at value (identified cost $57,415,846)(Note 2)  $59,964,013
Interest receivable                                              818,411
Receivable for fund shares sold                                   32,320
                                                             ------------

TOTAL ASSETS                                                  60,814,744
                                                             ------------

LIABILITIES:
Accrued management fee (Note 3)                                   25,971
Accrued Directors fees (Note 3)                                    3,276
Transfer agent fees payable (Note 3)                               1,247
Audit fee payable                                                 11,405
Other payables and accrued expenses                                  411
                                                             ------------

TOTAL LIABILITIES                                                 42,310
                                                             ------------

NET ASSETS FOR 5,780,577 SHARES
   OUTSTANDING                                               $60,772,434
                                                             ============

NET ASSETS CONSIST OF:

Capital stock                                                $    57,806
Additional paid-in-capital                                    58,046,541
Undistributed net investment income                              139,770
Accumulated net realized loss on investments                     (19,850)
Net unrealized appreciation on investments                     2,548,167
                                                             ------------

TOTAL NET ASSETS                                             $60,772,434
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($60,772,434 / 5,780,577 shares)                           $     10.51
                                                             ============



The accompanying notes are an integral part of the financial statements.

Statement of  Operations





FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest                                                  $2,398,018
                                                          -----------

EXPENSES:
Management fee (Note 3)                                      250,787
Directors' fees (Note 3)                                       6,700
Transfer agent fees (Note 3)                                  12,038
Audit fee                                                     15,000
Custodian fee                                                 12,000
Miscellaneous                                                  9,146
                                                          -----------

Total Expenses                                               305,671
                                                          -----------

NET INVESTMENT INCOME                                      2,092,347
                                                          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
Net realized loss on investments (identified cost basis)         (38)
Net change in unrealized appreciation on investments         556,299
                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS                                               556,261
                                                          -----------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $2,648,608
                                                          ===========



The accompanying notes are an integral part of the financial statements.

Statements of  Changes in Net Assets





                                                       FOR THE YEAR      FOR THE YEAR
                                                       Ended 12/31/98    Ended 12/31/97
                                                       ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $     2,092,347   $     1,807,166
Net realized gain (loss) on investments                            (38)              632
Net change in unrealized appreciation
   on investments                                              556,299         1,603,090
                                                       ----------------  ----------------
Net increase from operations                                 2,648,608         3,410,888
                                                       ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income                                  (2,050,623)       (1,768,897)
                                                       ----------------  ----------------


CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase from capital share transactions (Note 5)       14,493,132         6,714,448
                                                       ----------------  ----------------
Net increase in net assets                                  15,091,117         8,356,439

NET ASSETS:
Beginning of year                                           45,681,317        37,324,878
                                                       ----------------  ----------------

END OF YEAR (including undistributed net investment
   income of $139,770 and $98,046, respectively)       $    60,772,434   $    45,681,317
                                                       ================  ================



The accompanying notes are an integral part of the financial statements.

Financial Highlights





                                                                                                       For the period
                                                                                                               1/17/94
                                                        For the Years Ended                              (Commencement
                                                                                                       of operations)
                                             12/31/98               12/31/97    12/31/96    12/31/95   to 12/31/94
                                            ----------  ---------------------  ----------  ----------  ----------------

Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD      $   10.37   $               9.98   $   10.07   $    8.98   $         10.00
                                            ----------  ---------------------  ----------  ----------  ----------------

Income from investment operations:
   Net investment income                        0.427                  0.431       0.422       0.404             0.338
   Net realized and unrealized gain (loss)
      on investments                            0.138                  0.384      (0.102)      1.086            (1.020)
                                            ----------  ---------------------  ----------  ----------  ----------------

Total from investment operations                0.565                  0.815       0.320       1.490            (0.682)
                                            ----------  ---------------------  ----------  ----------  ----------------

Less distributions to shareholders:
   From net investment income                  (0.425)                (0.425)     (0.410)     (0.400)           (0.338)
                                            ----------  ---------------------  ----------  ----------  ----------------

NET ASSET VALUE - END OF PERIOD             $   10.51   $              10.37   $    9.98   $   10.07   $          8.98
                                            ==========  =====================  ==========  ==========  ================

Total return1                                    5.53%                  8.33%       3.32%      16.78%           (6.82)%

Ratios to average net assets /
    Supplemental Data:
    Expenses                                     0.61%                  0.61%       0.61%       0.65%           0.79%2
    Net investment income                        4.17%                  4.36%       4.41%       4.36%           3.82%2

Portfolio turnover                                  3%                     2%          6%          0%                6%

NET ASSETS - END OF PERIOD (000'S OMITTED)  $  60,772   $             45,681   $  37,325   $  28,817   $        17,301
                                            ==========  =====================  ==========  ==========  ================



1 Represents aggregate total return for the period indicated.
2 Annualized

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.      ORGANIZATION

New York Tax Exempt Series (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the Corporation), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1998, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as New York Tax Exempt Series Common Stock.

2.      SIGNIFICANT ACCOUNTING POLICIES
        SECURITY VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

        SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

        FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

        FEDERAL INCOME TAXES (continued)
At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $19,850. Of this amount, $1,918 will expire on December 31, 2002, $17,559 will expire on December 31, 2003, $335 will expire on December 31, 2004, and $38 will expire on December 31, 2006.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

        DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period.
As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

The Fund hereby designates 100% of its ordinary distributions as tax-exempt dividends for the year ended December 31, 1998.

        OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.      TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $250,787 for the year ended December 31, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's

Notes to Financial Statements
organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $12,038 for the year ended December 31, 1998.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $6,700 for the year ended December 31, 1998.

4.      PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $15,763,348 and $1,275,064, respectively.

5.      CAPITAL STOCK TRANSACTIONS

Transactions in shares of New York Tax Exempt Series were:






             For the Year                   For the Year
             Ended 12/31/98                 Ended 12/31/97
             ---------------                ---------------
             Shares           Amount        Shares           Amount
             ---------------  ------------  ---------------  ------------

Sold              1,763,211   $18,531,432          880,742   $ 8,945,358
Reinvested          191,072     2,000,958          171,409     1,740,404
Repurchased        (577,357)   (6,039,258)        (389,781)   (3,971,314)
             ---------------  ------------  ---------------  ------------
Total             1,376,926   $14,493,132          662,370   $ 6,714,448
             ===============  ============  ===============  ============


6.      FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1998.

Notes to Financial Statements

7.      CONCENTRATION OF CREDIT

The Fund primarily invests in debt obligations issued by the State of
New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Independent Accountants Report

To the Shareholders and the Board of Directors of Exeter Fund, Inc._ New York Tax Exempt Series:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc. (formerly Manning & Napier Fund, Inc.) _ New York Tax Exempt Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Boston, Massachusetts
February 5, 1999

EXETER FUND, INC.
OHIO TAX EXEMPT SERIES

ANNUAL REPORT

DECEMBER 31, 1998

MANAGEMENT DISCUSSION AND ANALYSIS

DEAR SHAREHOLDERS:

If you step back and think about it, domestic fixed income portfolio management is primarily an economic exercise. With the growth of global trade, the ability of electronic commerce to connect geographically diverse regions, and the development of highly efficient, fully integrated financial markets, the world has shrunk in an economic sense. That means that bond managers, whether they focus on taxable or tax-exempt securities, can no longer rely strictly on a domestic economic perspective. They must incorporate the global factors that impact domestic interest rates into their investment process.

The logical question that arises is what can international events possibly have to do with municipal bonds issued by state and local governments? The answer is that interest rates across all sectors, including munis, key off of U.S. Treasury interest rates. The relative attractiveness of municipal bonds depends upon their relationship to U.S. Treasury rates. That is why they are often quoted as a percentage of U.S. Treasury yields.

With that in mind, we would like to discuss some of the global events that have impacted the U.S. fixed income markets during the second half of 1998. The international event that triggered the greatest response occurred in August of last year when Russia effectively defaulted on its internal debt, and the world concluded that the Russian economy was about to implode. That triggered an almost universal reassessment of investors risk tolerances, and what followed was an overall flight to quality.

One of the primary beneficiaries of this was the U.S. fixed income markets. However, not all sectors of the market benefited equally. The vast majority of the money flowed into the U.S. Treasury marketplace, causing their yields to move down much faster than all other fixed income sectors, including munis. The disparity became so great that there were times at the end of the third quarter and the start of the fourth, that the yields for long munis were higher than the yields for 30-year U.S. Treasury bonds.

Interestingly, longer-term U.S. Treasuries performed the best at first. Shorter-term U.S. Treasury securities are much more dependent on the actions of theFederal Reserve (the "Fed") and the Fed did not cut short-term rates until thebeginning of October. The Fed's focus was a touch different. It was more concerned with the growing credit crunch conditions that were associated with the problems in Russia, the spread of the Asian contagion to Latin America, and the collapse of a number of high-profile hedge funds.
The problems at the hedge funds were due to over-leverage during a period when emerging market securities, and most non-Treasury securities, were under duress. The combination of these events and the defaults they engendered caused banks to reassess their lending standards. As a result, banks reigned in their standards, and made credit a touch more difficult to get. That concerned the Fed, and it cut short-term interest rates on three separate occasions.

By the end of October, U.S. Treasury interest rates were down more than 100 basis points from the beginning of the year. The declines in muni yields were much less pronounced. Shorter-term muni rates had fallen by about 50 basis points (0.50%), while longer-term munis only experienced declines in the neighborhood of 25 basis points(0.25%) .

The actions of the Fed helped alleviate the concerns of the financial markets and the flight to quality that drove U.S. Treasury rates so low reversed itself somewhat. This caused U.S. Treasury rates to rise modestly during the last two months of the year, while most other fixed income sectors including munis held their ground.

The performance of the Ohio Tax Exempt Series reflects the decline in municipal interest rates as it earned its coupon and generated modest, yet unrealized capital gains. The Ohio Tax Exempt series returned 5.35% over the last 12 months, a touch lower than its comparable benchmark, the Merrill Lynch Intermediate Municipal Index which returned 6.27% for the year, but that return does not account for fees. Furthermore, the index includes higher yielding, lower rated securities (i.e. securities rated triple-B) which our funds at this time do not.

It has been an interesting year in the financial markets with global events dictating how the domestic fixed income markets, including munis, have performed. In some cases, interesting has meant "troubling" (i.e. emerging markets) while in others, it has meant joyous (i.e. long U.S. Treasury bonds). Going forward investors should expect their managers to rely upon an increasingly global focus. Failure to do so can be expensive.

As always it has been a pleasure helping you meet your investment objectives, we look forward to helping you meet those goals in the future. We hope you and your family have a safe and prosperous 1999.

Sincerely,



Exeter Asset Management


[graphic]
<pie chart>
Data for pie chart to follow

Portfolio Composition1 - As of 12/31/98





General Obligation Bonds  59%
Revenue Bonds             40%
Pre-Refunded Bonds         1%




1 As a percentage of municipal securities.

[graphic]
<pie chart>

Quality Ratings2 - As of 12/31/98

Data for pie chart to follow





Aaa  89%
Aa    9%
A     2%


2 Using Moodys Ratings, as a percentage of municipal securities (unaudited).

Performance Update as of December 31, 1998

Exteter Fund, Inc. Ohio Tax Exempt Series





                                 Total Return
Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual

One Year     $           10,535          5.35%     5.35%
Inception 2  $           12,882         28.82%     5.32%



Merrill Lynch Intermediate Municipal Index





                                 Total Return
Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual

One Year     $           10,627          6.27%     6.27%
Inception 2  $           13,183         31.83%     5.82%




The value of a $10,000 investment in the Exeter Fund, Inc. - Ohio
Tax Exempt Series from its inception

(2/14/94) to present (12/31/98) as
compared to the Merrill Lynch Intermediate
Municipal Index.1

[graphic]
<line chart>
Data for line chart to follow:





          Exeter Fund, Inc.       Merrill Lynch Intermediate
Date      Ohio Tax Exempt Series  Municipal Index

01/17/94                 $10,000                     $10,000
12/31/94                   9,377                       9,709
12/31/95                  10,985                      11,009
12/31/96                  11,331                      11,520
12/31/97                  12,228                      12,406
12/31/98                  12,882                      13,183


1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 116 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results

Investment Portfolio- December 31, 1998






                                                               Credit       Principal   Value
                                                               Rating*      Amount       (Note 2)
                                                               (unaudited)
OHIO MUNICIPAL SECURITIES - 97.21%

Akron Bath Copley Joint Twnshp. Childrens Hos. Med. Ctr.,
   Revenue Bond, 7.45%, 11/15/2020                             Aaa          $   50,000  $ 54,613
Akron Limited Tax, G.O. Bond, 4.10%, 12/1/2001                 Aaa              65,000    66,017
Akron Waterworks, Revenue Management Bond, 5.70%,
   3/1/2007                                                    Aaa             100,000   109,032
Allen County, G.O. Bond, 5.30%, 12/1/2007                      Aaa             100,000   105,787
Amherst Police & Jail Facility, G.O. Bond, 5.375%,             Aaa              50,000    52,912
 12/1/2012
Avon Lake, G.O. Bond, 5.70%, 12/1/2006                          A               60,000    64,741
Avon Lake, G.O. Bond, 6.00%, 12/1/2009                          A               40,000    43,302
Barberton City School District, G.O. Bond, 5.125%, 11/1/2022   Aaa             500,000   499,620
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014         Aaa              60,000    66,772
Belmont County, G.O. Bond, 5.15%, 12/1/2010                    Aaa             100,000   104,624
Brecksville-Broadview Heights City School District, G.O.
   Bond, 5.25%, 12/1/2021                                      Aaa             115,000   117,222
Canton City School District, G.O. Bond, 5.85%, 12/1/2007       Aaa              40,000    44,771
Chagrin Falls Exempt Village School District, G.O. Bond,
   5.55%, 12/1/2022                                            Aa3             100,000   104,893
Cincinnati, G.O. Bond, 4.60%, 12/1/2003                        Aal              50,000    51,918
Cleveland City School District, G.O. Bond, 5.875%,             Aaa             125,000   135,384
 12/1/2011
Cleveland Public Power Systems Ref., G.O. Bond, 5.00%,         Aaa             500,000   494,245
 11/15/2024
Cleveland Waterworks Revenue Ref. & Impt. - First  Meeting,
   Revenue Bond, Series H, 5.50%, 1/1/2010                     Aaa             170,000   184,744
Cleveland Waterworks, Revenue Bond, First Meeting, Series G,
   5.50%, 1/1/2013                                             Aaa             100,000   109,649
Cleveland Waterworks Ref & Impt., Revenue Bond, Series I,      Aaa             265,000   262,596
 5.00% ,1/1/2028
Columbus, G.O. Bond, Series 1, 5.25%, 9/15/2018                Aaa             195,000   199,740
Columbus Sewer Improvement Number 28, G.O. Bond,
   6.00%, 5/1/2011                                             Aaa             155,000   171,242
Columbus, G.O. Bond,  Series 1, 4.625%, 6/15/2018              Aaa             200,000   193,392
Columbus, G.O. Bond, Series D, 5.50%, 9/15/2008                Aaa              50,000    54,217
Crawford County, G.O. Bond, 6.75%, 12/1/2019                   Aaa             175,000   200,912
Cuyahoga Falls, G.O. Bond, 7.20%, 12/1/2010                    N/R              75,000    79,259


The accompanying notes are an integral part of the financial statements.

Investment Portfolio- December 31, 1998






                                                                  Credit       Principal   Value
                                                                  Rating*      Amount       (Note 2)
                                                                  (unaudited)
OHIO MUNICIPAL SECURITIES (continued)
Delaware City School Distrcit, G.O. Bond., 5.00%, 12/01/2025      Aaa          $  450,000  $446,036
Delaware City School District, Construction & Impt., G.O.
   Bond, Series B, 5.20%, 12/1/2016                               Aaa             100,000   102,403
Dublin City School District, G.O. Bond, 5.00%, 12/1/2019          Aaa             300,000   298,830
Erie County Revenue Ref & Impt., G.O. Bond, 4.75%, 10/1/2019      Aaa             175,000   168,940
Fairfield County Hospital Impt., Lancaster-Fairfield Community    Aaa              50,000    54,879
   Hospital, Revenue Bond, 7.00%, 6/15/2012
Findlay Water, Revenue Bond, 5.45%, 11/1/2008                     Aaa             100,000   106,152
Franklin County, G.O. Bond, 4.95%, 12/1/2004                      Aaa              50,000    52,971
Franklin County, G.O. Bond, 5.50%, 12/1/2013
Gahanna-Jefferson City School District, G.O. Bond, 4.75%,         Aaa             100,000   107,551
   12/1/1999                                                      Aaa              50,000    50,788

Greene County Sewer System, Revenue Bond, 5.50%,
   12/1/2018                                                      Aaa              30,000  $ 31,294
Hamilton County Sewer System Ref. & Impt. - Metro Sewer
   District, Revenue Bond, Series A, 5.00%, 12/1/2014             Aaa             125,000   126,411
Hilliard School District, G.O. Bond, 6.35%, 12/1/2003             Aaa              60,000    66,692
Hilliard School District, G.O. Bond, Series A, 5.00%, 12/1/2020   Aaa             225,000   224,397
Indian Lake Local School District Construction & Impt.,
   G.O. Bond, 5.375%, 12/1/2023                                   Aaa             220,000   226,824
Kettering City School District School Impt., G.O. Bond,
   5.30%, 12/1/2014                                               Aaa             125,000   130,334
Kettering City School District, G.O. Bond, 4.85%, 12/1/2006       Aaa              40,000    42,098
Kettering City School District, G.O. Bond, 5.25%, 12/1/2022       Aaa              60,000    60,968
Kings Local School District, G.O. Bond, 5.50%, 12/1/2021          Aaa             115,000   119,685
Lakewood City School District, G.O. Bond, 5.55%,                  A1              100,000   105,086
 12/1/2013
Lakota Local School District, G.O. Bond, 5.75%, 12/1/2006         Aaa              50,000    54,930
Lakota Local School District, G.O. Bond, 7.00%, 12/1/2008         Aaa             100,000   122,606
Mahoning County, G.O. Bond, 5.70%, 12/1/2009                      Aaa             150,000   163,191
Mason City School District, G.O. Bond, 5.00%, 12/1/2007           Aaa             120,000   126,016
Mentor, G.O. Bond, 5.25%, 12/01/2017                              Aa3             100,000   102,798
Montgomery County, G.O. Bond, 5.30%, 9/1/2007                     Aa3              65,000    68,780
Montgomery County, Moraine-Beaver Creek Sewers, Revenue
   Bond, 5.60%, 9/1/2011                                          Aaa             100,000   107,013


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1998






                                                               Credit       Principal   Value
                                                               Rating*      Amount       (Note 2)
                                                               (unaudited)
OHIO MUNICIPAL SECURITIES (continued)
North Canton City School Ref., G.O. Bond, 5.00%, 12/1/2019     Aaa          $  400,000  $399,984
North Olmstead, G.O. Bond, 6.20%, 12/1/2011                    Aaa             200,000   231,106
North Olmstead, G.O. Bond, 5.00%, 12/1/2016                    Aaa             125,000   126,475
Northwood Local School District, G.O. Bond, 5.55%, 12/1/2006   Aaa              65,000    71,508
Northwood Local School District, G.O. Bond, 6.20%, 12/1/2013   Aaa              40,000    44,893
Ohio, G.O. Bond, 6.50%, 8/1/2011                               Aal              50,000    54,001
Ohio Building Authority, Local Jail Grant, Revenue Bond,
   Series A, 4.65%, 10/1/2005                                  Aaa              50,000    51,918
Ohio Building Authority, State Facilities - Administration
   Building, Revenue Bond, 5.50%, 10/1/2005                    Aaa              50,000    54,411
Ohio Higher Education Facility, University of Dayton           Aaa             100,000   107,150
 Project, Revenue Bond, 5.80%, 12/1/2019
Ohio Public Facilities, Higher Education, Revenue Bond,
   Series II-A, 4.25%, 12/1/2002                               Aaa              50,000  $ 50,975
Ohio State Infrastructure Improvement, G.O. Bond, 5.20%,
   8/1/2010                                                    Aal             250,000   267,593
Ohio State Turnpike, Revenue Bond, Series A, 5.40%,
   2/15/2009                                                   Aaa             250,000   271,185
Ohio State Turnpike, Revenue Bond, Series A, 5.70%,
   2/15/2017                                                   Aaa             125,000   139,838
Ohio State Water Development Authority Ref. & Impt.  -
   Pure Water, Revenue Bond, 5.75%, 12/1/2005                  Aaa              60,000    64,756
Ohio State Water Development Authority Pure Water,
    Revenue  Bond, Series I, 6.00%, 12/1/2016                  Aaa              40,000    45,339
Ohio State Water Development Authority, Pollution Control
   Facility, Revenue Bond, 5.25%, 12/1/2014                    Aaa             100,000   103,736
Ohio State Water Development Authority, Revenue Bond,
 5.125%, 12/01/2023                                            Aaa             300,000   299,778
Ontario Local School District, G.O. Bond,  5.00%, 12/1/2023    Aaa             500,000   495,755
Ottawa County, G.O. Bond, 5.45%, 9/1/2006                      Aaa              30,000    32,592
Pickerington Local School District Construction & Impt.,
   G.O. Bond, 5.375%, 12/1/2019                                Aaa             150,000   154,325
Pickerington Water Systems Improvements, G.O. Bond,
   5.85%, 12/1/2013                                            Aaa              50,000    54,930



The accompanying notes are an integral part of the financial statemtents.

Investment Portfolio - December 31, 1998







                                                           Credit       Principal   Value
                                                           Rating*      Amount          (Note 2)
                                                           (unaudited)
OHIO MUNICIPAL SECURITIES (continued)
Reynoldsburg City School District, G.O. Bond, 6.55%,
   12/1/2017                                               Aaa          $  175,000  $   196,123
Rocky River City School District, G.O. Bond, Series A,
   6.90%, 12/1/2011                                        Aa2              50,000       54,198
Rural Lorain Water Authority Ref. & Impt., Revenue Bond,
   5.30%, 10/1/2012                                        Aaa             110,000      116,247
South-Western City School District, Franklin & Pickway
   Counties, G.O. Bond, 4.80%, 12/1/2006                   Aaa             100,000      104,188
Stark County, G.O. Bond, 5.70%, 11/15/2017                 Aaa             100,000      105,791
Summit County, G.O. Bond, 5.75%, 12/1/2008                 Aaa             175,000      191,338
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017       Aaa             185,000      208,945
Toledo, G.O. Bond, 5.95%, 12/1/2015                        Aaa             175,000      192,801
Trumbull County, G.O. Bond, 6.20%, 12/1/2014               Aaa             100,000      111,953
Warren, G.O. Bond, 5.20%, 11/15/2013                       Aaa              50,000       53,675
Warren County Waterworks, Revenue Bond, 6.00%, 12/1/2014   Aaa             100,000      110,132
Warren County Waterworks, Revenue Bond, 5.45%, 12/1/2015   Aaa             140,000      145,789
Warren County Waterworks, Revenue Bond, 5.00%, 11/1/2022   Aaa             250,000      247,920
Westlake Ref. & Impt., G.O. Bond, 5.50%, 12/1/2020         Aal             295,000      309,635
Wood County, G.O. Bond, 5.40%, 12/1/2013                   Aa3              50,000       52,587
Youngstown, G.O. Bond, 6.125%, 12/1/2014                   Aaa              50,000       55,782
                                                                                    ------------

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $11,597,885)                                                     12,218,619
                                                                                    ------------

SHORT-TERM INVESTMENTS - 1.89%
   Dreyfus Municipal Reserves
   (Identified Cost $236,176)                                              236,176      236,176
                                                                                    ------------
TOTAL INVESTMENTS - 99.10%
   (Identified Cost $11,834,061)                                                     12,454,795

OTHER ASSETS, LESS LIABILITIES - 0.90%                                                  114,491
                                                                                    ------------

NET ASSETS - 100%                                                                   $12,569,286
                                                                                    ============



Key -
G.O. Bond - General Obligation Bond
Hos. - Hospital
Med. Ctr. - Medical Center
Impt. -  Improvement
Ref. - Refunding
*Credit Ratings from Moodys (unaudited)

The accompanying notes are an integral part of the financial statements.

Federal Tax Information:

At December 31, 1998 the net unrealized appreciation (based on identified cost for federal income tax purposes of $11,834,061) was as follows:






Unrealized appreciation        $659,176
Unrealized depreciation         (38,442)
                               ---------

UNREALIZED APPRECIATION - NET  $620,734
                               =========



The accompanying notes are an integral part of the financial statemtents.

Statement of Assets and Liabilities





DECEMBER 31, 1998
ASSETS:

Investments, at value (identified cost $11,834,061)(Note 2)  $12,454,795
Interest receivable                                               90,607
Receivable for fund shares sold                                   46,700
                                                             ------------

TOTAL ASSETS                                                  12,592,102
                                                             ------------


LIABILITIES:

Accrued management fee (Note 3)                                    5,320
Accrued Directors' fees (Note 3)                                   3,279
Transfer agent fees payable (Note 3)                                 255
Audit fee payable                                                 12,508
Other payables and accrued expenses                                1,454
                                                             ------------

TOTAL LIABILITIES                                                 22,816
                                                             ------------

NET ASSETS FOR 1,179,070 SHARES OUTSTANDING                  $12,569,286
                                                             ============

NET ASSETS CONSIST OF:

Capital stock                                                $    11,790
Additional paid-in-capital                                    11,921,229
Undistributed net investment income                               15,886
Accumulated net realized loss on investments                        (353)
Net unrealized appreciation on investments                       620,734
                                                             ------------

TOTAL NET ASSETS                                             $12,569,286
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($12,569,286/1,179,070 shares)                               $     10.66
                                                             ============



The accompanying notes are an integral part of the financial statements.

Statement of Operations





For the Year Ended December 31, 1998


INVESTMENT INCOME:



Interest                                                  $494,263
                                                          --------
EXPENSES:
Management fee (Note 3)                                     50,474
Directors' fees (Note 3)                                     6,700
Transfer agent fees (Note 3)                                 2,423
Audit fee                                                   12,600
Custodian fee                                                3,000
Miscellaneous                                                4,969
                                                          --------
Total Expenses                                              80,166
                                                          --------
NET INVESTMENT INCOME                                      414,097
                                                          --------
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)       426
Net change in unrealized appreciation on investments        85,980
                                                          --------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                            86,406
                                                          --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $500,503
                                                          ========



The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets










                                                       For the Year      For the Year

                                                       Ended 12/31/98    Ended 12/31/97
                                                       ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:



OPERATIONS:

Net investment income                                  $        414,097   $       380,786
Net realized gain (loss) on investments                             426              (779)
Net change in unrealized appreciation on investments             85,980           296,013
                                                       ----------------  ----------------
Net increase from operations                                    500,503           676,020
                                                       ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (Note 2):

From net investment income                                     (405,764)         (375,341)
                                                       ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)         3,168,569         1,307,744
                                                       ----------------  ----------------
Net increase in net assets                                    3,263,308         1,608,423



NET ASSETS:

Beginning of year                                            9,305,978         7,697,555
                                                       ----------------  ----------------

End of year (including undistributed net investment
   income of $15,886 and $7,553, respectively)         $    12,569,286   $     9,305,978
                                                       ================  ================



The accompanying notes are an integral part of the financial statements.

Financial Highlights




                                               For the
                                               Years Ended
                                                   12/31/98    12/31/97
                                               -------------  ----------
Per share data (for a share outstanding

throughout each period):

Net asset value  -  Beginning  of period       $      10.53   $   10.18
                                               -------------  ----------

Income from investment operations:

   Net investment income*                             0.430       0.446
   Net realized and unrealized gain (loss)
     on investments                                   0.125       0.344
                                               -------------  ----------
Total from investment operations                      0.555       0.790
                                               -------------  ----------
Less distributions to shareholders:

   From net investment income                        (0.425)     (0.440)
   From net realized gain on investments                 --          --
                                               -------------  ----------
Total distributions to shareholders                  (0.425)     (0.440)
                                               -------------  ----------
Net asset value - End of period                $      10.66   $   10.53
                                               =============  ==========

Total return 1                                         5.35%       7.92%

Ratios of expenses (to average net assets) /
   Supplemental Data:

   Expenses*                                           0.79%       0.79%
   Net investment income*                              4.10%       4.37%

Portfolio turnover                                        5%         12%

Net assets - End of period (000's omitted)     $     12,569   $   9,306
                                               =============  ==========




                                                                    For the Period
                                                                            2/14/94
                                                                      (commencement
                                                                    of operations)
                                             12/31/96    12/31/95   to 12/31/94
                                            ----------  ----------  ----------------
Per share data (for a share outstanding
throughout each period):

Net asset value  -  Beginning  of period    $   10.31   $    9.18   $         10.00
                                            ----------  ----------  ----------------
Income from investment operations:
   Net investment income*                        .439       0.419             0.205
   Net realized and unrealized gain (loss)
    on investments                             (0.129)      1.136            (0.828)
                                            ----------  ----------  ----------------
Total from investment operations                0.310       1.555            (0.623)
                                            ----------  ----------  ----------------
Less distributions to shareholders:
   From net investment income                  (0.438)     (0.425)           (0.197)
   From net realized gain on investments       (0.002)         --                --
                                            ----------  ----------  ----------------
Total distributions to shareholders            (0.440)     (0.425)           (0.197)
                                            ----------  ----------  ----------------
Net asset value - End of period             $   10.18   $   10.31   $          9.18
                                            ==========  ==========  ================
Total return 1                                   3.16%      17.14%           (6.23)%

Ratios to average net assets
   Supplemental Data:
   Expenses*                                     0.85%       0.85%           0.85%2
   Net investment income*                        4.40%       4.50%           4.03%2

Portfolio turnover                                  2%          1%                2%

Net assets - End of period (000's omitted)  $   7,698   $   6,144   $         3,901
                                            ==========  ==========  ================



* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:







Net investment income            N/A  N/A  $0.437   $0.411   $ 0.141

Ratios (to average net assets):

Expenses                         N/A  N/A    0.87%    0.94%   2.07%2
Net investment income            N/A  N/A    4.38%    4.41%   2.81%2



1 Represents aggregate total return for the period indicated.
2  Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.      ORGANIZATION
Ohio Tax Exempt Series (the "Fund") is a no-load diversified series of Exeter Fund, Inc. (the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1998, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Ohio Tax Exempt Series Common Stock.

2.      SIGNIFICANT ACCOUNTING POLICIES
        SECURITY VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Funds Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

        FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

        FEDERAL INCOME TAXES(continued)
At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carry forward of $353 that will expire December 31, 2005.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

        DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of tax exempt income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period.
As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

The fund hereby designates 100% of its ordinary distributions as tax-exempt dividends for the year ended December 31, 1998.

        OTHER
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES
The Fund has an investment advisory agreement with the Advisor, for which the
Fund pays   a fee, computed daily and payable monthly, at an annual rate of
0.50% of the Fund's average daily net assets. The fee amounted to $50,474 for the year ended December 31, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $2,423 for the year ended December 31, 1998.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $6,700 for the year ended December 31, 1998.



4.      PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $3,673,251 and $449,392, respectively.

5.      CAPITAL STOCK TRANSACTIONS
Transactions in shares of Ohio Tax Exempt Series were:




             For the Year                   For the Year
              Ended 12/31/98                 Ended 12/31/97
             ---------------                ----------------
             Shares            Amount       Shares            Amount
             ---------------   -----------  ----------------  ------------
Sold                 406,999   $4,339,586           312,374   $ 3,225,466
Reinvested            36,480      393,729            34,046       351,939
Repurchased         (148,132)  (1,564,746)         (219,088)   (2,269,661)
             ----------------  -----------  ----------------  ------------
Total                295,347   $3,168,569           127,332   $ 1,307,744
             ================  ===========  ================  ============



6.     FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1998.

Notes to Financial Statements


7.      CONCENTRATION OF CREDIT
The Fund primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Independent Accountants Report

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
EXETER FUND, INC.- OHIO TAX EXEMPT SERIES:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc. (formerly Manning & Napier Fund, Inc.) - Ohio Tax Exempt Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 5, 1999

EXETER FUND, INC.

DIVERSIFIED TAX EXEMPT SERIES

ANNUAL REPORT
DECEMBER 31, 1998

MANAGEMENT DISCUSSION AND ANALYSIS

DEAR SHAREHOLDERS:

If you step back and think about it, domestic fixed income portfolio management is primarily an economic exercise. With the growth of global trade, the ability of electronic commerce to connect geographically diverse regions, and the development of highly efficient, fully integrated financial markets, the world has shrunk in an economic sense. That means that bond managers, whether they focus on taxable or tax-exempt securities, can no longer rely strictly on a domestic economic perspective. They must incorporate the global factors that impact domestic interest rates into their investment process.

The logical question that arises is what can international events possibly have to do with municipal bonds issued by state and local governments? The answer is that interest rates across all sectors, including munis, key off of U.S. Treasury interest rates. The relative attractiveness of municipal bonds depends upon their relationship to U.S. Treasury rates. That is why they are often quoted as a percentage of U.S. Treasury yields.

With that in mind, we would like to discuss some of the global events that have impacted the U.S. fixed income markets during the second half of 1998. The international event that triggered the greatest response occurred in August of last year when Russia effectively defaulted on its internal debt, and the world concluded that the Russian economy was about to implode. That triggered an almost universal reassessment of investors' risk tolerances, and what followed was an overall flight to quality.

One of the primary beneficiaries of this was the U.S. fixed income markets. However, not all sectors of the market benefited equally. The vast majority of the money flowed into the U.S. Treasury marketplace, causing their yields to move down much faster than all other fixed income sectors, including munis. The disparity became so great that there were times at the end of the third quarter and the start of the fourth, that the yields for long munis were higher than the yields for 30-year U.S. Treasury bonds.

Interestingly, longer-term U.S. Treasuries performed the best at first. Shorter-term U.S. Treasury securities are much more dependent on the actions of the Federal Reserve (the "Fed") and the Fed did not cut short-term rates until the beginning of October. The Feds focus was a touch different. It was more concerned with the growing credit crunch conditions that were associated with the problems in Russia, the spread of the Asian contagion to Latin America, and the collapse of a number of high-profile hedge funds. The problems at the hedge funds were due to over-leverage during a period when emerging market securities, and most non-Treasury securities, were under duress. The combination of these events and the defaults they engendered caused banks to reassess their lending standards. As a result, banks reigned in their standards, and made credit a touch more difficult to get. That concerned the Fed, and it cut short-term interest rates on three separate occasions.

By the end of October, U.S. Treasury interest rates were down more than 100 basis points from the beginning of the year. The declines in muni yields were much less pronounced. Shorter-term muni rates had fallen by about 50 basis points (0.50%), while longer-term munis only experienced declines in the neighborhood of 25 basis points (0.25%).

The actions of the Fed helped alleviate the concerns of the financial markets and the flight to quality that drove U.S. Treasury rates so low reversed itself somewhat. This caused U.S. Treasury rates to rise modestly during the last two months of the year, while most other fixed income sectors including munis held their ground.

MANAGEMENT DISCUSSION AND ANALYSIS

The performance of the Diversified Tax-Exempt series reflects the decline in municipal interest rates as it earned its coupon and generated modest, yet unrealized capital gains. The Diversified series posted a 5.49% return in 1998, a touch lower than its comparable benchmark, the Merrill Lynch Intermediate Municipal Index which returned 6.27% for the year, but that return does not account for fees. Furthermore, the index includes higher yielding, lower rated securities (i.e. securities rated triple-B) which our funds at this time do not.

It has been an interesting year in the financial markets with global events dictating how the domestic fixed income markets, including munis, have performed. In some cases, interesting has meant "troubling" (i.e. emerging markets) while in others, it has meant "joyous" (i.e. long U.S.
Treasury bonds). Going forward investors should expect their managers to rely upon an increasingly global focus. Failure to do so can be expensive.

As always it has been a pleasure helping you meet your investment objectives, and we look forward to helping you meet those goals in the future. We hope you and your family have a safe and prosperous 1999.

Sincerely,



Exeter Asset Management

[graphic]
<pie chart>

Data for pie chart to follow:

Portfolio Composition1  -As of 12/31/98




General Obligation Bonds -  75%
Revenue Bonds -             24%
Pre-Refunded Bonds -         1%



1 As a percentage of municipal securities

[graphic]
<pie chart>
Data for pie chart to follow:

Quality Ratings2  - As of 12/31/98






Aaa -  80%
Aa -   15%
A -     5%



2  Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities
(unauditied).

PERFORMANCE UPDATE AS OF DECEMBER 31, 1998

Exeter Fund, Inc. Diversified Tax Exempt Series




                                 Total Return
Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual

One Year     $           10,549          5.49%     5.49%
Inception 2  $           12,944         29.44%     5.43%


The value of a $10,000 investment in the Exeter Fund, Inc. - Diversified Tax Exempt Series from its inception (2/14/94) to present (12/31/98) as compared to the Merrill Lynch Intermediate Municipal Index.1

Merril Lynch Intermediate Municipal Index





                                 Total Return
Through      Growth of $10,000                  Average
12/31/98     Investment          Cumulative     Annual

One Year     $           10,627          6.27%     6.27%
Inception 2  $           13,183         31.83%     5.82%



[graphic]
<line chart>
Data for line chart to follow:





          Exeter Fund, Inc.        Merrill Lynch
          Diversified Tax Eexmpt   Intermediate Municipal
Date      Series                   Index
01/17/94  $                10,000  $                10,000
12/31/94                    9,461                    9,709
12/31/95                   11,003                   11,009
12/31/96                   11,370                   11,520
12/31/97                   12,270                   12,406
12/31/98                   12,944                   13,183

1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 116 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

INVESTMENT PORTFOLIO - DECEMBER 31, 1998






                                                                                   Credit Rating*   Principal   Value
                                                                                       (unaudited)  Amount         (Note 2)
                                                                                   ---------------  ----------
MUNICIPAL SECURITIES - 96.42%

ALABAMA - 1.46%
Bessemer Government Utility Service Water Supply, Revenue Bond, 5.20%, 6/01/2024   Aaa              $  500,000  $  505,990
                                                                                                                -----------
ALASKA - 0.94%
Anchorage, G.O. Bond, 6.10%, 8/1/2004                                              Aaa                 300,000     323,841
                                                                                                                -----------
ARIZONA - 1.37%
Central Arizona Water Conservation District, Revenue Bond,
    4.70%, 5/1/2004                                                                Aaa                 200,000     208,244
Maricopa County School District No. 097 Deer  Valley, G.O.
    Bond, Series A, 5.20%, 7/1/2007                                                Aaa                 250,000     267,035
                                                                                                                -----------
                                                                                                                   475,279
                                                                                                                -----------
CALIFORNIA - 3.18%
California State, G.O. Bond, 4.75%, 12/1/2028                                      Aa3                 795,000     756,013
Wiseburn School District, G.O. Bond, Series A, 5.25%, 8/1/2016                     Aaa                 330,000     343,421
                                                                                                                -----------
                                                                                                                 1,099,434
                                                                                                                -----------

COLORADO - 0.53%
El Paso County School District No. 020, G.O. Bond, Series A,
    6.20%, 12/15/2007                                                              Aaa                 160,000     183,973
                                                                                                                -----------

DELAWARE - 0.60%
Wilmington, G.O. Bond, Series B, 5.90%, 4/1/2000                                   Aaa                 200,000     206,474
                                                                                                                -----------

FLORIDA - 6.81%
Dade County School District, G.O. Bond, 6.125%, 8/1/2008                           Aaa                 150,000     159,449
Florida State Board of Education Capital Outlay Public Ed.,
    G.O. Bond, Series A, 5.00%, 6/1/2027                                            Aa2                 750,000     742,110
Florida State Board of Education Capital Outlay Public Ed.,
    G.O. Bond, Series C, 5.60%, 6/1/2025                                            Aaa                 135,000     142,011
Florida State Dept. of Environmental Preservation 2000, Revenue
    Bond, Series A, 4.50%,  7/1/2003                                               Aaa                 200,000     205,740
Florida State Senior Lien - Jacksonville Trans, G.O. Bond,
     5.00%, 7/1/2027                                                               Aa2                 710,000     702,552
Hillsborough County Capital Improvement  Program, Revenue
    Bond, 5.125%, 7/1/2022                                                         Aaa                 400,000     400,744
                                                                                                                -----------
                                                                                                                 2,352,606
                                                                                                                -----------





The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - DECEMBER 31, 1998






                                                            Credit Rating*   Principal   Value
                                                                (unaudited)  Amount      (Note 2)
                                                            ---------------  ----------  -----------
GEORGIA - 3.01%
Atlanta, G. O. Bond, 5.60%, 12/1/2018                       Aa3              $  350,000  $  372,582
Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012               Aaa                 200,000     224,302

Rockdale County Water & Sewer Authority, Revenue Bond,
    5.00%, 7/1/2022                                         Aaa                 450,000     444,488
                                                                                         -----------
                                                                                          1,041,372
                                                                                         -----------
HAWAII - 0.84%
Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007              A1                  260,000     292,040
                                                                                         -----------

IDAHO - 0.31%
Ada & Canyon Counties Joint School District No. 2
    Meridian, G.O. Bond, 5.10%, 7/30/2005                   Aa2                 100,000     106,761
                                                                                         -----------

ILLINOIS - 5.28%
Aurora, G.O. Bond, 5.80%, 1/1/2012                          Aaa                 190,000     208,295
Chicago Schools Financial Authority, G.O. Bond, Series A,
    5.00%, 6/1/2007                                         Aaa                 200,000     209,966
Chicago, G.O. Bond, Series A, 5.875%, 1/1/2022              Aaa                 100,000     108,063
Chicago, G.O. Bond, 5.25%, 1/1/2027                         Aaa                 250,000     252,917
Cook County, G.O. Bond, Series A, 5.00%, 11/15/2022         Aaa                 750,000     735,607
Illinois, Certificate Participation, Series 1995A, 5.60%,
     7/1/2010                                               Aaa                 100,000     107,950
Rock Island County School District No. 041, Rock Island,
     G.O. Bond, 5.125%, 12/1/2015                           Aaa                 200,000     203,352
                                                                                         -----------
                                                                                          1,826,150
                                                                                         -----------
INDIANA - 3.25%
Bloomington Sewer Works, Revenue Bond, 5.80%, 1/1/2011      Aaa                 150,000     163,446
Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006         Aaa                 140,000     145,443
South Harrison School Building Corp., Revenue Bond,
    5.125%, 1/15/2021                                       Aaa                 820,000     814,096
                                                                                         -----------
                                                                                          1,122,985
                                                                                         -----------
IOWA - 1.88%
Cedar Rapids, G. O. Bond, 6.45%, 6/1/2014                   Aaa                 350,000     382,742
Iowa City Sewer, Revenue Bond, 5.75%, 7/1/2021              Aaa                 250,000     265,490
                                                                                         -----------
                                                                                            648,232
                                                                                         -----------



The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - DECEMBER 31, 1998







                                                               Credit Rating*   Principal   Value
                                                                   (unaudited)  Amount      (Note 2)
                                                               ---------------  ----------  -----------
KANSAS - 1.46%
Derby, Series A, G.O. Bond, 5.00%, 6/1/2015                    Aaa              $  275,000  $  278,660
Johnson County Unified School District No. 229, G.O. Bond,
    Series A, 5.00%, 10/1/2014                                 Aa1                 220,000     225,038
                                                                                            -----------
                                                                                               503,698
                                                                                            -----------

KENTUCKY - 1.75%
Jefferson County School District Finance Corp. School
    Building, Revenue Bond, Series A, 5.00%, 2/1/2011          Aaa                 300,000     312,411
Kentucky State Turnpike Authority Revitalization Projects,
    Revenue Bond, 6.50%, 7/1/2008                              Aaa                 250,000     294,020
                                                                                            -----------
                                                                                               606,431
                                                                                            -----------

LOUISIANA - 0.91%
New Orleans Sewer Service, Revenue Bond, 5.25%, 6/1/2012       Aaa                 300,000     315,858
                                                                                            -----------

MAINE - 3.04%
Hermon, G.O. Bond, 5.60%, 11/1/2013                            Aaa                  75,000      81,178
Kennebec Water District, Revenue Bond, 5.125%, 12/1/2021       Aaa                 750,000     745,462
Portland, G.O. Bond, 6.20%, 4/1/2006                           Aa1                 200,000     224,848
                                                                                            -----------
                                                                                             1,051,488
                                                                                            -----------

MARYLAND - 2.00%
Baltimore Water Project, Revenue Bond, Series A,
    5.55%, 7/1/2009                                            Aaa                 260,000     282,695
Prince Georges County Public Improvement, G.O. Bond,
    5.00%, 3/15/2014                                           Aaa                 200,000     203,470
Washington County Public Improvement, G.O. Bond,
    4.875%, 1/1/2010                                           Aaa                 200,000     206,766
                                                                                            -----------
                                                                                               692,931
                                                                                            -----------

MASSACHUSETTS - 4.48%
Martha's Vineyard Regional High School District No. 100,
    G.O. Bond, 6.70%, 12/15/2014                               Aaa                 200,000     229,234
Massachusetts Bay Transit Authority, Revenue Bond, Series B,
    5.25%, 3/1/2026                                            Aaa                 500,000     506,495
Massachusetts Municipal Electric Supply System, Revenue
    Bond, Series A, 5.00%, 7/1/2017                            Aaa                 200,000     199,642
Massachusetts State, G.O. Bond, Series C, 5.75%, 8/1/2010      Aaa                 400,000     451,840




The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - DECEMBER 31, 1998







                                                                Credit Rating*   Principal   Value
                                                                    (unaudited)  Amount      (Note 2)
                                                                ---------------  ----------  -----------
MASSACHUSETTS (CONTINUED)
Massachusetts Water Resource Authority General Ref.,
    Revenue Bond, Series B, 5.25%, 3/1/2013                     Aaa              $  155,000  $  161,588
                                                                                             -----------
                                                                                              1,548,799
                                                                                             -----------

MICHIGAN - 3.97%
Comstock Park Public Schools, G.O. Bond, 5.50%, 5/1/2011        Aaa                 150,000     159,918
Dearborn School District, G.O. Bond, 5.10%, 5/1/2006            Aaa                 200,000     209,070
Hudsonville Public Schools, G.O. Bond, 5.15%, 5/01/2027         Aaa                 225,000     224,984
Lincoln Park School District Ref., G.O. Bond, 5.00%, 5/1/2026   Aaa                 480,000     471,542
Pinckney Community Schools, G.O. Bond, 5.00%, 5/1/2014          Aaa                 200,000     202,008
St. Joseph County Sewer Disposal Systems - Constantine,
    G.O. Bond, 5.00%, 4/1/2012                                  Aaa                 100,000     103,268
                                                                                             -----------
                                                                                              1,370,790
                                                                                             -----------

MINNESOTA - 2.11%
Minneapolis, G.O. Bond, Series B, 5.20%,  3/1/2013              Aaa                 300,000     314,373
Minnesota Various Purpose, G.O. Bond, 6.60%, 8/1/1999           Aaa                 200,000     204,162
Western Minnesota Municipal Power Agency, Revenue
    Bond, 6.625%, 1/1/2016                                      Aaa                 175,000     210,231
                                                                                             -----------
                                                                                                728,766
                                                                                             -----------

MISSISSIPPI - 0.65%
Mississippi, G.O. Bond, 6.30%, 12/1/2006                        Aa3                 200,000     224,822
                                                                                             -----------

MISSOURI - 0.75%
Missouri State Ref.- Third Street Building, G.O. Bond,
    Series A, 5.125%, 8/1/2009                                  Aaa                 250,000     258,315
                                                                                             -----------

Montana - 0.59%
Montana Long Range Building Project, G.O. Bond, Series A,
    4.875%, 8/1/2010                                            Aa3                 200,000     205,322
                                                                                             -----------

NEBRASKA - 1.61%
Douglas County School District No. 17, G.O. Bond, 5.00%,
    10/1/2012                                                   Aaa                 545,000     555,093
                                                                                             -----------

NEVADA - 4.01%
Clark County School District, G.O. Bond,
    6.00%, 6/15/2002                                            Aaa                 100,000     107,173
Henderson Water, G.O. Bond, Series A, 5.65%,
    12/1/2003                                                   Aaa                 300,000     323,508
Nevada State Project No. 42, G.O. Bond, 5.70%,
    9/1/2008                                                    Aa2                 200,000     219,388




The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - DECEMBER 31, 1998







                                                                Credit Rating   Principal   Value
                                                                   (unaudited)  Amount      (Note 2)
                                                                --------------  ----------  -----------
NEVADA (CONTINUED)
Nevada State Project Nos. 66 & 67, G.O. Bond,
    Series A, 5.00%, 5/15/2028                                  Aaa             $  750,000  $  735,128
                                                                                            -----------
                                                                                             1,385,197
                                                                                            -----------

NEW HAMPSHIRE - 0.66%
New Hampshire, G.O. Bond, 6.60%, 9/1/2014                       Aa2                200,000     228,668
                                                                                            -----------

NEW JERSEY - 2.83%
Jersey City Water, G.O. Bond, 5.50%, 3/15/2011                  Aaa                225,000     245,155
New Jersey State Highway Authority, Garden State Parkway,
    Revenue Bond, 5.50%, 1/1/2000                               A1                 200,000     204,750
North Hudson Sewer Authority, Revenue Bond, 5.25%,
    8/1/2016                                                    Aaa                250,000     258,628
West Windsor Plainsboro, G.O. Bond, 5.25%, 12/1/2004            Aaa                250,000     268,245
                                                                                            -----------
                                                                                               976,778
                                                                                            -----------

NEW YORK - 3.62%
Monroe County Community School Corporation First
    Meeting, Revenue Bond, 5.25%, 7/1/2016                      Aaa                125,000     128,278
New York State Thruway Authority, Revenue Bond,
    Series A, 5.50%, 1/1/2023                                   Aaa                200,000     210,598
Sands Point, G.O. Bond, 6.70%, 11/15/2013                       Aa2                350,000     400,061
Spencerport Central School District, G.O. Bond, 5.00%,
    11/15/2012                                                  Aaa                350,000     363,272
Westchester County, G.O. Bond, 4.75%, 11/15/2016                Aaa                150,000     149,652
                                                                                            -----------
                                                                                             1,251,861
                                                                                            -----------

NORTH CAROLINA - 1.29%
North Carolina State Prison Facilities, G.O. Bond, 4.80%,
    3/1/2009                                                    Aaa                200,000     207,370
Raleigh North Carolina, G.O. Bond, 4.40%, 6/1/2017              Aaa                250,000     238,030
                                                                                            -----------
                                                                                               445,400
                                                                                            -----------

OHIO - 3.98%
Cleveland Water & Sewer, G.O. Bond, 5.35%,  9/1/2023            Aaa                450,000     462,208
Oak Hills Local School District, G.O. Bond, 5.125%, 12/1/2025   Aaa                490,000     489,623




The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - DECEMBER 31, 1998







                                                                Credit Rating   Principal   Value
                                                                   (unaudited)  Amount      (Note 2)
                                                                --------------  ----------  -----------
OHIO (CONTINUED)
Ohio Public Facilities, Community Higher Education,
    Revenue Bond, Series II-A, 4.25%, 12/1/2002                 Aaa             $  200,000  $  203,898
Summit County Various Purpose, G.O. Bond, 6.625%, 12/1/2012     Aaa                200,000     220,324
                                                                                            -----------
                                                                                             1,376,053
                                                                                            -----------

OKLAHOMA - 2.18%
Oklahoma State Turnpike Authority, Revenue Bond,
    Series A, 5.00%, 1/1/2023                                   Aaa                750,000     754,695
                                                                                            -----------

OREGON - 0.80%
Salem Pedestrian Safety Impts., G.O. Bond, 5.50%, 5/1/2010      Aaa                255,000     274,836
                                                                                            -----------

PENNSYLVANIA - 4.89%
Beaver County, G.O. Bond, 5.15%, 10/01/2017                     Aaa                300,000     304,749
Cambria County, G.O. Bond, Series A, 6.10%,  8/15/2016          Aaa                350,000     383,470
Pennsylvania State, G.O. Bond, Second Series, 6.00%, 7/1/2005   Aa3                 90,000     100,159
Philadelphia Water & Waste, Revenue Bond, 5.60%,
    8/1/2018                                                    Aaa                150,000     157,557
Pittsburgh Water & Sewer Authority, Revenue Bond, Series C,
    5.125%, 9/1/2023                                            Aaa                750,000     745,268
                                                                                            -----------
                                                                                             1,691,203
                                                                                            -----------

RHODE ISLAND - 0.95%
Rhode Island State Pre-refunded Balance, G.O. Bond,
    Series A, 6.20%, 6/15/2004                                  Aaa                115,000     126,238
Rhode Island State Unrefunded Balance, G.O. Bond,
    Series A, 6.20%, 6/15/2004                                  Aaa                185,000     201,815
                                                                                            -----------
                                                                                               328,053
                                                                                            -----------


SOUTH CAROLINA - 1.71%
South Carolina State Capital Improvement, G.O. Bond,
    4.10%, 4/1/2001                                             Aaa                200,000     202,652
South Carolina State Highway, G.O. Bond, Series B,
    5.625%, 7/1/2010                                            Aaa                350,000     387,527
                                                                                            -----------
                                                                                               590,179
                                                                                            -----------




The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - DECEMBER 31, 1998






                                                            Credit Rating*   Principal   Value
                                                                (unaudited)  Amount      (Note 2)
                                                            ---------------  ----------  -----------
SOUTH DAKOTA - 1.82%
Rapid City Area School District, G.O. Bond, 4.75%,
     1/1/2018                                               Aaa              $  650,000  $  630,214
                                                                                         -----------

TENNESSEE - 1.50%
Johnson City School Sales Tax, G.O. Bond, 6.70%,
    5/1/2021                                                Aaa                 350,000     408,870
Lawrence County, G.O. Bond, 6.60%, 3/1/2013                 Aaa                 100,000     109,425
                                                                                         -----------
                                                                                            518,295
                                                                                         -----------

TEXAS - 3.42%
Brazoria County , G.O. Bond, 4.75%, 9/1/2011                Aaa                 445,000     453,023
Dallas Waterworks & Sewer, Revenue Bond, 5.625%, 4/1/2009   Aa2                 200,000     211,434
North Texas Municipal Water District, Revenue Bond,
    5.00%, 6/1/2012                                         Aaa                 150,000     153,051
Southlake Waterwork & Sewer System, G.O. Bond, 5.30%,
    2/15/2011                                               Aaa                 350,000     365,127
                                                                                         -----------
                                                                                          1,182,635
                                                                                         -----------

UTAH - 2.24%
Alpine School District, G.O. Bond, 5.375%, 3/15/2009        Aaa                 250,000     267,757
Nebo School District, G.O. Bond, 6.00%, 6/15/2018           Aaa                 450,000     506,003
                                                                                         -----------
                                                                                            773,760
                                                                                         -----------

VIRGINIA - 1.17%
Franklin County Capital Improvement , G.O. Bond, 6.60%,
    7/15/2013                                               Aaa                 250,000     270,587
Spotsylvania County Water & Sewer Systems, Revenue
    Bond, 5.25%, 6/1/2016                                   Aaa                 130,000     134,272
                                                                                         -----------
                                                                                            404,859
                                                                                         -----------

WASHINGTON - 3.29%
Kitsap County School District, G.O. Bond,  6.625%,
    12/1/2008                                               A1                  350,000     389,078
Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020              Aa1                 230,000     242,634
Seattle Met. Municipality, G.O. Bond, 5.65%, 1/1/2020       Aa3                 100,000     104,333
Washington State, G.O. Bond, Series A, 5.00%, 1/1/2023      Aa1                 410,000     401,583
                                                                                         -----------
                                                                                          1,137,628
                                                                                         -----------




The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO - DECEMBER 31, 1998







                                                             Credit Rating*   Principal   Value
                                                                 (unaudited)  Amount      (Note 2)
                                                             ---------------  ----------  -----------
WISCONSIN - 3.28%
East Troy School District, G.O. Bond, Series A, 4.625%,
    10/1/2011                                                Aaa              $  400,000  $   402,772
Merrill Public School District, G.O. Bond, 5.30%, 4/1/2013   Aaa                 400,000      417,060
Wisconsin State, G.O. Bond, Series A, 5.75%, 5/1/2001        Aa2                 300,000      314,706
                                                                                          ------------
                                                                                            1,134,538
                                                                                          ------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $31,904,240)                                                              33,332,302
                                                                                          ------------

SHORT-TERM INVESTMENTS - 2.30%
Dreyfus Municipal Reserves
    (Identified Cost $794,132)                                                   794,132      794,132
                                                                                          ------------

TOTAL INVESTMENTS - 98.72%
(Identified Cost $32,698,372)                                                              34,126,434

OTHER ASSETS, LESS LIABILITIES - 1.28%                                                        443,573
                                                                                          ------------
NET ASSETS - 100%                                                                         $34,570,007
                                                                                          ============





Key -
G.O. Bond - General Obligation Bond
Met. - Metropolitan
Impt. - Improvement
Ed. - Education
Ref. - Referendum
*Credit Ratings from Moodys (unaudited)






FEDERAL TAX INFORMATION:

At December 31, 1998, the net unrealized appreciation (based on identified cost for federal income tax purposes of $32,698,372) was as follows:


Unrealized appreciation                                                              $1,525,550
Unrealized depreciation                                                                 (97,488)
                                                                                     -----------

UNREALIZED APPRECIATION - NET                                                        $1,428,062
                                                                                     ===========




The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES







DECEMBER 31, 1998

ASSETS:
Investments, at value (identified cost $32,698,372)(Note 2)  $34,126,434
Interest receivable                                              487,633
Receivable for fund shares sold                                   13,350
                                                             -----------

TOTAL ASSETS                                                  34,627,417
                                                             -----------

LIABILITIES:

Accrued management fee (Note 3)                                   14,394
Accrued Directors' fees (Note 3)                                   3,278
Transfer agent fees payable (Note 3)                                 691
Payable for fund shares repurchased                               22,774
Audit fee payable                                                 15,656
Other payables and accrued expenses                                  617
                                                             -----------

TOTAL LIABILITIES                                                 57,410
                                                             -----------

NET ASSETS FOR 3,221,990 SHARES
   OUTSTANDING                                               $34,570,007
                                                             ===========

NET ASSETS CONSIST OF:

Capital stock                                                $    32,220
Additional paid-in-capital                                    33,014,252
Undistributed net investment income                               95,434
Accumulated net realized gain on investments                          39
Net unrealized appreciation on investments                     1,428,062
                                                             -----------

TOTAL NET ASSETS                                             $34,570,007
                                                             ===========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
    ($34,570,007/3,221,990 shares)                           $     10.73
                                                             ===========




The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS







FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                                  $1,327,803
                                                          ----------

EXPENSES:

Management fee (Note 3)                                      136,071
Directors' fees (Note 3)                                       6,700
Transfer agent fees (Note 3)                                   6,531
Audit fee                                                     13,600
Registration and filing fees                                  11,927
Miscellaneous                                                 13,259
                                                          ----------

Total Expenses                                               188,088
                                                          ----------

NET INVESTMENT INCOME                                      1,139,715
                                                          ----------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS

Net realized gain on investments (identified cost basis)      35,973
Net change in unrealized appreciation on investmenta         251,930
                                                          ----------

NET REALIZED ABD UNREALIZED GAIN
    ON INVESTMENTS                                           287,903
                                                          ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $1,427,618
                                                          ==========




The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS







                                                       For the Year       For the Year
                                                        Ended 12/31/98     Ended 12/31/97
                                                       -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                  $      1,139,715   $        853,506
Net realized gain on investments                                 35,973                 --
Net unrealized appreciation on investments                      251,930            670,358
                                                       -----------------  -----------------
Net increase from operations                                  1,427,618          1,523,864
                                                       -----------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                   (1,089,090)          (843,987)
From net realized gain on investments                           (27,563)                --
                                                       -----------------  -----------------
Total distributions to shareholders                          (1,116,653)          (843,987)
                                                       -----------------  -----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)        10,607,836          6,022,646
                                                       -----------------  -----------------

Net increase in net assets                                   10,918,801          6,702,523

NET ASSETS:

Beginning of year                                            23,651,206         16,948,683
                                                       -----------------  -----------------

END OF YEAR (including undistributed net investment
   income of $95,434 and $44,809, respectively)        $     34,570,007   $     23,651,206
                                                       =================  =================




The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS







                                                                                                       For the Period
                                                                                                               2/14/94
                                                                                                         (commencement
                                                        For the Years Ended                            of operations)
                                             12/31/98               12/31/97    12/31/96    12/31/95   to 12/31/94
                                            ----------  ---------------------  ----------  ----------  ----------------
Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD      $   10.59   $              10.23   $   10.32   $    9.26   $         10.00
                                            ----------  ---------------------  ----------  ----------  ----------------

Income from investment operations:
   Net investment income                        0.435                  0.434       0.434       0.428             0.210
   Net realized and unrealized gain (loss)
      on investments                            0.139                  0.361      (0.104)      1.062            (0.749)
                                            ----------  ---------------------  ----------  ----------  ----------------

Total from investment operations                0.574                  0.795       0.330       1.490            (0.539)
                                            ----------  ---------------------  ----------  ----------  ----------------

Less distributions to shareholders:
   From net investment income                  (0.425)                (0.435)     (0.420)     (0.430)           (0.201)
   From net realized gain on investments       (0.009)                    --          --          --                --
                                            ----------  ---------------------  ----------  ----------  ----------------

   Total distributions to shareholders         (0.434)                (0.435)     (0.420)     (0.430)           (0.201)
                                            ----------  ---------------------  ----------  ----------  ----------------


NET ASSET VALUE - END OF PERIOD             $   10.73   $              10.59   $   10.23   $   10.32   $          9.26
                                            ==========  =====================  ==========  ==========  ================

Total return1                                    5.49%                 7.92 %       3.33%      16.29%           (5.39)%

Ratios to average net assets
  Supplemental Data:
    Expenses                                     0.69%                  0.69%       0.70%       0.79%         0.85%2,3
    Net investment income                        4.19%                  4.41%       4.44%       4.52%         3.71%2,3

Portfolio turnover                                  5%                     1%          2%          5%                4%
NET ASSETS-END OF PERIOD (000'S OMITTED)    $  34,570   $             23,651   $  16,949   $  12,452   $         8,481
                                            ==========  =====================  ==========  ==========  ================



1  Represents aggregate total return for the period indicated.
2  Annualized.
3 The investment advisor waived a portion of its management fee. If the full fee had been incurred by the fund, the net investment income per share would have been $0.186, and the annualized ratios would have been as follows:
Expenses, 1.29%; Net investment income 3.27%.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS


1.      ORGANIZATION

Diversified Tax Exempt Series (the "Fund") is a no-load diversified series of Exeter Fund, Inc.(the "Corporation"), formerly known as Manning & Napier Fund, Inc. The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are offered directly to investors and to employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1998, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Diversified Tax Exempt Series Common Stock.

2.      SIGNIFICANT ACCOUNTING POLICIES

        SECURITY VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the last price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund=s Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

        SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

        FEDERAL INCOME TAXES
The Fund's policy is to comply with the provisions of the Internal
Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

NOTES TO FINANCIAL STATEMENTS

        FEDERAL INCOME TAX (CONTINUED)
The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

        DISTRIBUTIONS OF INCOME AND GAINS
Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Fund.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period.
As a result, the Fund may periodically make reclassifications among its capital accounts without impacting the Fund's net asset value.

The Fund hereby designated 100% of its ordinary distributions as tax-exempt dividends for the year ended December 31, 1998.

For the year ended December 31, 1998, the Fund distributed $27,563 of long-term capital gains.

        OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.



3.       TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $136,071 for the year ended December 31, 1998.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all

 NOTES TO FINANCIAL STATEMENTS

Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $6,531 for the year ended December 31, 1998.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The compensation of the non-affiliated Directors totaled $6,700 for the year ended December 31, 1998.

4.      PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1998, purchases and sales of securities, other than United States Government securities and short-term securities, were $11,926,799 and $1,290,731, respectively.

55.     CAPITAL STOCK TRANSACTIONS

Transactions in shares of Diversified Tax Exempt Series were:









             For the Year                   For the Year
             Ended 12/31/98                 Ended 12/31/97
             ---------------                ---------------

             Shares           Amount        Shares           Amount
             ---------------  ------------  ---------------  ------------
Sold              1,391,383    $14,935,106          643,012   $ 6,698,681
Reinvested          101,391     1,085,235           78,730       818,991
Repurchased        (504,283)   (5,412,505)        (144,215)   (1,495,026)
             ---------------  ------------  ---------------  ------------
Total               988,491   $10,607,836          577,527   $ 6,022,646
             ---------------  ------------  ---------------  ------------



6.      FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1998.

INDEPENDENT ACCOUNTANTS REPORT

To the Shareholders and the Board of Directors of Exeter Fund, Inc.- Diversified Tax Exempt Series:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.(formerly Manning & Napier Fund, Inc.) - Diversified Tax Exempt Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 5, 1999